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MORGAN STANLEY DEAN WITTER           [LOGO]                         May 10, 2001
Securitized Products Group
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                             COMPUTATIONAL MATERIALS


                                  $309,425,000
                                  APPROXIMATELY

                  MORGAN STANLEY DEAN WITTER CAPITAL I INC.
                                 SERIES 2001-NC1


                       MORTGAGE PASS-THROUGH CERTIFICATES




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This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

--------------------------------------------------------------------------------

                           APPROXIMATELY $309,425,000

          MORGAN STANLEY DEAN WITTER CAPITAL I INC., SERIES 2001 - NC1

                MORGAN STANLEY DEAN WITTER MORTGAGE CAPITAL INC.
                                     SELLER

                             OCWEN FEDERAL BANK FSB
                                    SERVICER

                             NC CAPITAL CORPORATION
                                   ORIGINATOR

                             TRANSACTION HIGHLIGHTS
                             ----------------------

--------- --------------- ------------ -------------- -------------- ------------- -------------------- ----------- --------------
                            EXPECTED                                    MODIFIED
                             RATINGS                   AVG LIFE TO    DURATION TO
 OFFERED                    (FITCH /                     CALL /          CALL /     PAYMENT WINDOW TO
 CLASSES    DESCRIPTION     MOODY'S)      BALANCE       MTY(1)(2)      MTY(1)(2)    CALL / MTY(1)(2)    DAY COUNT     BENCHMARK
========= =============== ============ ============== ============== ============= ==================== =========== ==============
  A-1        Floater         AAA/Aaa    $205,993,000   2.74 / 2.98    2.46 / 2.61      6/01-6/09 /      Actual/360  1 Month LIBOR
                                                                                        6/01-3/19
--------- --------------- ------------ -------------- -------------- ------------- -------------------- ----------- --------------
  A-2        Floater         AAA/Aaa     $47,245,000   2.64 / 2.82    2.37 / 2.49      6/01-6/09 /      Actual/360  1 Month LIBOR
                                                                                        6/01-6/17
--------- --------------- ------------ -------------- -------------- ------------- -------------------- ----------- --------------
  M-1        Floater         AA/Aa2      $19,784,000   5.39 / 5.96    4.64 / 4.99      8/04-6/09 /      Actual/360  1 Month LIBOR
                                                                                        8/04-5/16
--------- --------------- ------------ -------------- -------------- ------------- -------------------- ----------- --------------
  M-2        Floater          A/A2       $17,410,000   5.36 / 5.88    4.56 / 4.87      7/04-6/09 /      Actual/360  1 Month LIBOR
                                                                                        7/04-2/15
--------- --------------- ------------ -------------- -------------- ------------- -------------------- ----------- --------------
  B-1        Floater        BBB-/Baa3    $18,993,000   5.35 / 5.66    4.36 / 4.53      6/04-6/09 /      Actual/360  1 Month LIBOR
                                                                                        6/04-6/13
--------- --------------- ------------ -------------- -------------- ------------- -------------------- ----------- --------------

Notes:    (1)  Certificates are priced to the 10% optional clean-up call.
-----
          (2)  Based on the pricing prepayment speed. See details below.

ISSUER:                 Morgan Stanley Dean Witter Capital I Inc. Trust 2001-NC1

SELLER:                 Morgan Stanley Dean Witter Mortgage Capital Inc.

MASTER SERVICER:        Ocwen Federal Bank FSB

TRUSTEE:                Bankers Trust Company of California, N.A.

MANAGERS:               Morgan Stanley Dean Witter (lead manager); Blaylock &
                        Partners, L.P. and Utendahl Capital Partners, L.P.
                        (co-managers)

RATING AGENCIES:        Fitch, Inc. and Moody's Investor Service

OFFERED CERTIFICATES:   Classes A-1, A-2, M-1, M-2, and B-1 Certificates

EXPECTED PRICING DATE:  May 11, 2001

                         ----------------------

EXPECTED CLOSING DATE:  May 24, 2001 through DTC and Euroclear or Clearstream,
                        Luxembourg. The Certificates will be sold without accrued interest.

DISTRIBUTION DATES:     The 25th of each month, or if such day is not a business
                        day, on the next business day, beginning June 25, 2001.

DUE PERIOD:             For any Distribution Date, the period commencing on the
                        second day of the month preceding the month in which such Distribution Date occurs and ending on the first day of the month in which such Distribution Date occurs.

INTEREST ACCRUAL        The interest accrual period for the Offered Certificates
PERIOD:                 with respect to any Distribution Date will be the period
                        beginning with the previous Distribution Date (or, in the case of the first Distribution Date, the Closing
                        Date) and ending on the day prior to such Distribution
                        Date (on an actual/360 day count basis).

MORTGAGE LOANS:         The Trust will consist of two groups of fixed and
                        adjustable rate sub-prime residential mortgage loans.

GROUP I MORTGAGE LOANS: Approximately $257,490,838 of Mortgage Loans with original principal balances that conform to the original principal balance limits for one- to four-family residential mortgage loan guidelines for purchase by Freddie Mac.

GROUP II MORTGAGE       Approximately $59,056,255 of Mortgage Loans that
LOANS:                  predominantly have original principal balances that do
                        not conform to the original principal balance limits for one- to four-family residential mortgage loan guidelines for purchase by Freddie Mac.

PRICING PREPAYMENT      o     Fixed Rate Mortgage Loans: CPR starting at
SPEED:                        approximately 1.5333% CPR in month 1 and
                              increasing to 23% CPR in month 15 (23%/15 CPR increase for each month), and remaining at 23% CPR thereafter.

                        o     ARM Mortgage Loans: CPR of 25%.

CREDIT ENHANCEMENT:     The Class A-1 and A-2 Certificates are credit enhanced
                        by:

                        1)    Net Monthly Excess Cashflow from the Mortgage
                              Loans,

                        2) 2.25% overcollateralization (funded upfront). After the Step-down Date, so long as a Trigger Event is not in effect, the required overcollateralization will equal 4.50% of the outstanding balance of the Mortgage Loans, subject to a 50bps floor,

                        3)    Subordination.

STEP-DOWN DATE:         The later to occur of:

                        (x)   the earlier of:

                              (a) the Distribution Date occurring in June 2004; and

                              (b) the Distribution Date on which the aggregate balance of the Class A-1 and A-2 Certificates is reduced to zero; and

                        (y) the first Distribution Date on which the ending pool balance has been reduced to 50% or less of the Mortgage Loan Balance as of the Cut-off Date.

TRIGGER EVENT:          A Trigger Event is in effect on any Distribution Date if
                        on that Distribution Date the percentage obtained by dividing (x) the principal amount of Mortgage Loans delinquent 60 days or more as of the first day of the month in which the Distribution Date occurs; by (y) the aggregate principal balance of the Mortgage Loans as of such first day of the month, exceeds 50% or less of the Credit Enhancement Percentage (with respect to the Class
                        A Certificates).

CREDIT ENHANCEMENT      For any Distribution Date, the percentage obtained by
PERCENTAGE:             dividing (x) the aggregate Certificate Principal Balance
                        of the subordinate certificates (including any overcollateralization) by (y) the aggregate principal balance of the Mortgage Loans, calculated prior to taking into account payments of principal on the Mortgage Loans as of the first day of the month in which the Distribution Date occurs and distributions of the principal distribution amount on the Offered
                        Certificates on such Distribution Date.

INITIAL SUBORDINATION   Class A:     20.00%
PERCENTAGE:             Class M-1:   13.75%
                        Class M-2:    8.25%
                        Class B:      2.25%

OPTIONAL CLEAN-UP CALL: When the ending principal balance of the Mortgage Loans is less than or equal to 10% of the original principal balance of the loans.

STEP-UP COUPONS:        For all Offered Certificates the coupon will increase
                        after the clean-up call date, should the call not be exercised.

CLASS A-1 PASS-THROUGH  The Class A-1 Certificates will accrue interest at a
RATE: variable rate equal to the least of (i) one-month LIBOR plus [ ] bps ([ ] bps after the first date on which the Optional Clean-up Call is exercisable), (ii) the Loan Group I Cap, (iii) the WAC Cap, and (iv) 16%.

CLASS A-2 PASS-THROUGH  The Class A-2 Certificates will accrue interest at a
RATE: variable rate equal to the least of (i) one-month LIBOR plus [ ] bps ([ ] bps after the first date on which the Optional Clean-up Call is exercisable), (ii) the Loan Group II Cap, (iii) the WAC Cap, and (iv) 16%.

CLASS M-1 PASS-THROUGH  The Class M-1 Certificates will accrue interest at a
RATE: variable rate equal to the least of (i) one-month LIBOR plus [ ] bps ([ ] bps after the first date on which the Optional Clean-up Call is exercisable), (ii) the WAC Cap, and (iii) 16%.

CLASS M-2 PASS-THROUGH  The Class M-2 Certificates will accrue interest at a
RATE: variable rate equal to the least of (i) one-month LIBOR plus [ ] bps ([ ] bps after the first date on which the Optional Clean-up Call is exercisable), (ii) the WAC Cap, and (iii) 16%.

CLASS B-1 PASS-THROUGH  The Class B-1 Certificates will accrue interest at a
RATE: variable rate equal to the least of (i) one-month LIBOR plus [ ] bps ([ ] bps after the first date on which the Optional Clean-up Call is exercisable), (ii) the WAC Cap, and (iii) 16%.

WAC CAP: As to any Distribution Date a per annum rate equal to the weighted average gross rate of the Mortgage Loans less servicing and trustee fee rates.

LOAN GROUP I CAP:       As to any Distribution Date, a per annum rate equal to
                        the weighted average gross rate of the Group I Mortgage
                        Loans less servicing and trustee fee rates.

LOAN GROUP II CAP:      As to any Distribution Date, a per annum rate equal to
                        the weighted average gross rate of the Group II Mortgage
                        Loans less servicing and trustee fee rates.

CLASS A-1 BASIS RISK    As to any Distribution Date, the sum of:
CARRY FORWARD AMOUNT:
                        (i)   the excess, if any, of interest that would
                              otherwise be due on such Certificates at the Class A-1 Pass-Through Rate (without regard to the Loan Group I Cap or WAC Cap, but giving effect to the hard cap of 16%) over interest due such Certificates at a rate equal to the lesser of the Loan Group I Cap or WAC Cap;

                        (ii) any Class A-1 Basis Risk Carry Forward Amount remaining unpaid from prior Distribution Dates; and

                        (iii) interest on the amount in clause (ii) at the
                              related Class A-1 Pass-Through Rate (without regard to the Loan Group I Cap or WAC Cap, but giving effect to the hard cap of 16%).

CLASS A-2 BASIS RISK    As to any Distribution Date, the sum of:
CARRY FORWARD AMOUNT:
                        (i)   the excess, if any, of interest that would
                              otherwise be due on such Certificates at the Class A-2 Pass-Through Rate (without regard to the Loan Group II Cap or WAC Cap, but giving effect to the hard cap of 16%) over interest due such Certificates at a rate equal to the lesser of the Loan Group II Cap or WAC Cap;

                        (i) any Class A-2 Basis Risk Carry Forward Amount remaining unpaid from prior Distribution Dates; and

                        (ii) interest on the amount in clause (ii) at the related Class A-2 Pass-Through Rate (without regard to the Loan Group II Cap or WAC Cap, but giving effect to the hard cap of 16%).

CLASS M-1, M-2 AND B-1  As to any Distribution Date, the supplemental interest
BASIS RISK CARRY        amount for each of the Class M-1, M-2 and B-1
FORWARD AMOUNTS:        Certificates will equal the sum of:

                        (i) the excess, if any, of interest that would otherwise be due on such Certificates at such Certificates' applicable Pass-Through Rate (without regard to the WAC Cap, but giving effect to the hard cap of 16%) over interest due such Certificates at a rate equal to the WAC Cap;

                        (ii) any Basis Risk Carry Forward Amount for such class remaining unpaid for such Certificate from prior Distribution Dates; and

                        (iii) interest on the amount in clause (ii) at the
                              Certificates' applicable Pass-Through Rate
                              (without regard to the WAC Cap, but giving effect to the hard cap of 16%).

INTEREST DISTRIBUTIONS  On each Distribution Date, interest distributions from
ON OFFERED              the Interest Remittance Amount will be allocated as
CERTIFICATES:           follows:

                        (i) the portion of the Interest Remittance Amount attributable to the Loan Group I Mortgage Loans will be allocated first, to the Class A-1 Certificates and second, to the Class A-2 Certificates, its respective Accrued Certificate Interest and any unpaid interest shortfall amounts;

                        (ii) the portion of the Interest Remittance Amount attributable to the Loan Group II Mortgage Loans will be allocated first, to the Class A-2 Certificates and second, to the Class A-1 Certificates, its respective Accrued Certificate Interest and any unpaid interest shortfall amounts;

                        (iii) to the Class M-1 Certificates, its Accrued
                              Certificate Interest;

                        (iv) to the Class M-2 Certificates, its Accrued Certificate Interest;

                        (v) to the Class B-1 Certificates, its Accrued Certificate Interest.

PRINCIPAL               On each Distribution Date (a) prior to the Stepdown Date
DISTRIBUTIONS ON        or (b) on which a Trigger Event is in effect, principal
OFFERED CERTIFICATES:   distributions from the Principal Distribution Amount
                        will be allocated as follows:

                        (i) to the Class A Certificates, allocated between the Class A Certificates as described below, until the Certificate Principal Balances thereof have been reduced to zero;

                        (ii) to the Class M-1 Certificates, until the Certificate Principal Balance thereof have been reduced to zero;

                        (iii) to the Class M-2 Certificates, until the
                              Certificate Principal Balance thereof have been reduced to zero;

                        (iv) to the Class B-1 Certificates, until the Certificate Principal Balance thereof have been reduced to zero.

                        On each Distribution Date (a) on or after the Stepdown Date and (b) on which a Trigger Event is not in effect, the principal distributions from the Principal Distribution Amount will be allocated as follows:

                        (i) to the Class A Certificates, the lesser of the Principal Distribution Amount and the Class A Principal Distribution Amount, allocated between the Class A Certificates as described below, until the Certificate Principal Balances thereof have been reduced to zero;

                        (ii) to the Class M-1 Certificates, the lesser of the remaining Principal Distribution Amount and the Class M-1 Principal Distribution Amount, until the Certificate Principal Balance thereof have been reduced to zero;

                        (iii) to the Class M-2 Certificates, the lesser of the
                              remaining Principal Distribution Amount and the Class M-2 Principal Distribution Amount, until the Certificate Principal Balance thereof have been reduced to zero;

                        (iv) to the Class B-1 Certificates, the lesser of the remaining Principal Distribution Amount and the Class B-1 Principal Distribution Amount, until the Certificate Principal Balance thereof have been reduced to zero.

                        All principal distributions to the Class A Certificates on any Distribution Date will be allocated between the Class A-1 Certificates and the Class A-2 Certificates on a pro rata basis based on the Class A Principal Allocation Percentage for each such class on such Distribution Date; provided, however, that if the Certificate Principal Balance of either class of Class A Certificates is reduced to zero, then the remaining amount of principal distributions distributable to the class of Class A Certificates on such Distribution Date and all subsequent Distribution Dates, will be distributed to the Class A Certificates remaining until the Certificate Principal Balance thereof has been reduced to zero.

ALLOCATION OF NET       For any Distribution Date, any Net Monthly Excess
MONTHLY EXCESS          Cashflow shall be paid as follows:
CASHFLOW:
                        (i)    to the holders of the class of Certificates then
                               entitled to received distributions in respect of principal, in an amount equal to any Extra Principal Distribution Amount, as part of the principal distribution amount;

                        (ii) to the Class M-1 Certificates, the unpaid interest shortfall amount;

                        (iii) to the Class M-1 Certificates, the allocated realized loss amount;

                        (iv) to the Class M-2 Certificates, the unpaid interest shortfall amount;

                        (v) to the Class M-2 Certificates, the allocated realized loss amount;

                        (vi) to the Class B-1 Certificates, the unpaid interest shortfall amount;

                        (vii) to the Class B-1 Certificates, the allocated realized loss amount;

                        (viii) concurrently, any Class A-1 Basis Risk Carry
                               Forward Amount to the Class A-1 Certificates and any Class A-2 Basis Risk Carry Forward Amount to the Class A-2 Certificates; and

                        (ix) sequentially, to Classes M-1, M-2 and B-1 Certificates, in such order, any Basis Risk Carry Forward Amount for such classes.

INTEREST REMITTANCE     For any Distribution Date, the portion of available
AMOUNT:                 funds for such Distribution Date attributable to
                        interest received or advanced on the Mortgage Loans.

ACCRUED CERTIFICATE     For any Distribution Date and each class of Offered
INTEREST:               Certificates, equals the amount of interest accrued
                        during the related interest accrual period at the related Pass-through Rate, reduced by any prepayment interest shortfalls and shortfalls resulting from the application of the relief act allocated to such class.

PRINCIPAL DISTRIBUTION  On any Distribution Date, the excess of (i) the sum of
AMOUNT: (x) the Principal Remittance Amount and (y) the Extra Principal Distribution Amount over (ii) the overcollateralization release amount.

PRINCIPAL REMITTANCE    On any Distribution Date, the sum of (i) all scheduled
AMOUNT:                 payments of principal collected or advanced on the
                        Mortgage Loans that were due during the Due Period, (ii) the principal portion of all partial and full prepayments received during such prepayment period,
                        (iii) the principal portion of all net liquidation proceeds and net insurance proceeds received during such prepayment period, (iv) the principal portion of repurchased Mortgage Loans received during such prepayment period, (v) the principal portion of substitution adjustments received during such prepayment period, and (vi) the principal portion of the termination price if the Optional Clean Up Call is exercised.

NET MONTHLY EXCESS      For any Distribution Date, the sum of (a) any
CASHFLOW:               overcollateralization release amounts and (b) the excess
                        of (x) available funds for such Distribution Date over
                        (y) the sum for such Distribution Date of (A) the Monthly Interest Distributable Amounts for the Offered
                        Certificates and (B) the unpaid interest shortfall amounts (not including Class A Basis Risk Carry Forward
                        Amounts) for the Class A Certificates and (C) the
                        Principal Remittance Amount.

EXTRA PRINCIPAL         For any Distribution Date, the lesser of (x) the Net
DISTRIBUTION AMOUNT:    Monthly Excess Cashflow for such Distribution Date and
                        (y) the overcollateralization deficiency amount for such Distribution Date.

CLASS A PRINCIPAL       For any Distribution Date, the percentage equivalent of
ALLOCATION PERCENTAGE:  a fraction, determined as follows: (i) in the case of the Class A-1 Certificates the numerator of which is (x) the portion of the Principal Remittance Amount for such Distribution Date that is attributable to principal received or advanced on the Loan Group I Mortgage Loans and the denominator of which is (y) the Principal
                        Remittance Amount for such Distribution Date, and (ii) in the case of the Class A-2 Certificates the numerator of which is the (x) the portion of the Principal
                        Remittance Amount for such Distribution Date that is attributable to principal received or advanced on the Loan Group II Mortgage Loans and the denominator of which is (y) the Principal Remittance Amount for such Distribution Date.

CLASS A PRINCIPAL       An amount equal to the excess of (x) the aggregate
DISTRIBUTION AMOUNT:    Certificate Principal Balance of the Class A
                        Certificates immediately prior to such Distribution Date over (y) the lesser of (A) the product of (i) approximately 60.00% and (ii) the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period and (B) the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period and minus $1,582,735.

CLASS M-1 PRINCIPAL     An amount equal to the excess of (x) the sum of (i) the
DISTRIBUTION AMOUNT:    aggregate Certificate Principal Balance of the Class A
                        Certificates (after taking into account the payment of
                        the Class A Principal Distribution Amount on such
                        Distribution Date) and (ii) the Certificate Principal
                        Balance of the Class M-1 Certificates immediately prior
                        to such Distribution Date over (y) the lesser of (A) the
                        product of (i) approximately 72.50% and (ii) the
                        aggregate principal balance of the Mortgage Loans as of
                        the last day of the related Due Period and (B) the
                        aggregate principal balance of the Mortgage Loans as of
                        the last day of the related Due Period and minus
                        $1,582,735

CLASS M-2 PRINCIPAL     An amount equal to the excess of (x) the sum of (i) the
DISTRIBUTION AMOUNT:    aggregate Certificate Principal Balance of the Class A
                        Certificates (after taking into account the payment of the Class A Principal Distribution Amount on such
                        Distribution Date), (ii) the Certificate Principal
                        Balance of the Class M-1 Certificates (after taking into account the payment of the Class M-1 Principal
                        Distribution Amount on such Distribution Date) and (iii) the Certificate Principal Balance of the Class M-2
                        Certificates immediately prior to such Distribution Date over (y) the lesser of (A) the product of (i) approximately 83.50% and (ii) the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period and (B) the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period and minus $1,582,735.

CLASS B-1 PRINCIPAL     An amount equal to the excess of (x) the sum of (i) the
DISTRIBUTION AMOUNT:    aggregate Certificate Principal Balance of the Class A
                        Certificates (after taking into account the payment of the Class A Principal Distribution Amount on such
                        Distribution Date), (ii) the Certificate Principal
                        Balance of the Class M-1 Certificates (after taking into account the payment of the Class M-1 Principal
                        Distribution Amount on such Distribution Date), (iii) the Certificate Principal Balance of the Class M-2
                        Certificates (after taking into account the payment of the Class M-2 Principal Distribution Amount on such
                        Distribution Date), and (iv) the Certificate Principal
                        Balance of the Class B-1 Certificates immediately prior to such Distribution Date over (y) the lesser of (A) the product of (i) approximately 95.5% and (ii) the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period and (B) the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period and minus
                        $1,582,735.

TRUST TAX STATUS:       REMIC.

ERISA ELIGIBILITY:      All Offered Certificates are ERISA eligible.

SMMEA ELIGIBILITY:      It is anticipated that the Class A-1, Class A-2 and
                        Class M-1 Certificates will be SMMEA eligible.

TO MATURITY
-----------



       PERCENTAGE OF CLASS A-1 CERTIFICATE PRINCIPAL BALANCE OUTSTANDING

      DATES         PPC 0%        PPC 75%        PPC 100%      PPC 125%       PPC 150%
--------------- ------------- -------------- --------------- ------------- --------------
    Closing         100%          100%           100%           100%          100%
   05/25/02          99            79             72             65            58
   05/25/03          98            59             48             37            27
   05/25/04          98            43             29             18             8
   05/25/05          97            33             25             18             8
   05/25/06          96            27             18             12             8
   05/25/07          94            22             14              8             5
   05/25/08          93            18             10              6             3
   05/25/09          92            14              8              4             2
   05/25/10          90            11              6              3             1
   05/25/11          88             9              4              2             1
   05/25/12          86             7              3              1             0
   05/25/13          84             6              2              1             0
   05/25/14          82             5              2              0             0
   05/25/15          79             4              1              0             0
   05/25/16          76             3              1              0             0
   05/25/17          73             2              1              0             0
   05/25/18          69             2              0              0             0
   05/25/19          65             2              0              0             0
   05/25/20          61             1              0              0             0
   05/25/21          56             1              0              0             0
   05/25/22          50             1              0              0             0
   05/25/23          44             0              0              0             0
   05/25/24          38             0              0              0             0
   05/25/25          33             0              0              0             0
   05/25/26          28             0              0              0             0
   05/25/27          22             0              0              0             0
   05/25/28          17             0              0              0             0
   05/25/29          11             0              0              0             0
   05/25/30           5             0              0              0             0
   05/25/31           0             0              0              0             0

 AVERAGE LIFE        19.81          4.01           2.98           2.28          1.73
 TO MATURITY
 (IN YEARS)
 AVERAGE LIFE TO     19.76          3.70           2.74           2.09          1.57
 CALL (IN YEARS)

TO MATURITY
-----------



        PERCENTAGE OF CLASS A-2 CERTIFICATE PRINCIPAL BALANCE OUTSTANDING

      DATES         PPC 0%        PPC 75%        PPC 100%      PPC 125%       PPC 150%
--------------- ------------- -------------- --------------- ------------- --------------
    Closing         100%          100%           100%           100%          100%
   05/25/02          99            77             70             63            55
   05/25/03          98            58             46             35            25
   05/25/04          97            42             28             16             6
   05/25/05          96            32             23             16             6
   05/25/06          95            26             17             11             6
   05/25/07          94            21             13              7             4
   05/25/08          93            17              9              5             2
   05/25/09          92            13              7              3             1
   05/25/10          90            11              5              2             0
   05/25/11          89             9              4              1             0
   05/25/12          87             7              3              1             0
   05/25/13          85             5              2              0             0
   05/25/14          83             4              1              0             0
   05/25/15          80             3              1              0             0
   05/25/16          77             2              0              0             0
   05/25/17          74             2              0              0             0
   05/25/18          71             1              0              0             0
   05/25/19          67             1              0              0             0
   05/25/20          63             1              0              0             0
   05/25/21          58             0              0              0             0
   05/25/22          53             0              0              0             0
   05/25/23          47             0              0              0             0
   05/25/24          41             0              0              0             0
   05/25/25          37             0              0              0             0
   05/25/26          32             0              0              0             0
   05/25/27          27             0              0              0             0
   05/25/28          21             0              0              0             0
   05/25/29          15             0              0              0             0
   05/25/30           8             0              0              0             0
   05/25/31           0             0              0              0             0

 AVERAGE LIFE        20.25          3.85           2.82           2.13          1.58
 TO MATURITY
 (IN YEARS)
 AVERAGE LIFE TO     20.18          3.60           2.64           1.99          1.48
 CALL (IN YEARS)

TO MATURITY
-----------



        PERCENTAGE OF CLASS M-1 CERTIFICATE PRINCIPAL BALANCE OUTSTANDING

      DATES         PPC 0%        PPC 75%        PPC 100%      PPC 125%       PPC 150%
--------------- ------------- -------------- --------------- ------------- --------------
    Closing         100%          100%           100%           100%          100%
   05/25/02         100           100            100            100           100
   05/25/03         100           100            100            100           100
   05/25/04         100           100            100            100           100
   05/25/05         100            88             65             48            93
   05/25/06         100            71             49             32            22
   05/25/07         100            57             36             22            13
   05/25/08         100            46             27             15             8
   05/25/09         100            37             20             10             5
   05/25/10         100            30             15              7             2
   05/25/11         100            24             11              5             0
   05/25/12         100            19              8              3             0
   05/25/13         100            16              6              0             0
   05/25/14         100            12              5              0             0
   05/25/15         100            10              3              0             0
   05/25/16         100             8              0              0             0
   05/25/17         100             6              0              0             0
   05/25/18         100             5              0              0             0
   05/25/19         100             4              0              0             0
   05/25/20         100             1              0              0             0
   05/25/21         100             0              0              0             0
   05/25/22         100             0              0              0             0
   05/25/23         100             0              0              0             0
   05/25/24         100             0              0              0             0
   05/25/25          89             0              0              0             0
   05/25/26          76             0              0              0             0
   05/25/27          61             0              0              0             0
   05/25/28          46             0              0              0             0
   05/25/29          32             0              0              0             0
   05/25/30          16             0              0              0             0
   05/25/31           0             0              0              0             0

 AVERAGE LIFE        26.75          7.91           5.96           5.08          4.96
 TO MATURITY
 (IN YEARS)
 AVERAGE LIFE TO     26.62          7.17           5.39           4.64          4.60
 CALL (IN YEARS)

TO MATURITY
-----------



        PERCENTAGE OF CLASS M-2 CERTIFICATE PRINCIPAL BALANCE OUTSTANDING

      DATES         PPC 0%        PPC 75%        PPC 100%      PPC 125%       PPC 150%
--------------- ------------- -------------- --------------- ------------- --------------
    Closing         100%          100%           100%           100%          100%
   05/25/02         100           100            100            100           100
   05/25/03         100           100            100            100           100
   05/25/04         100           100            100            100           100
   05/25/05         100            88             65             47            33
   05/25/06         100            71             49             32            21
   05/25/07         100            57             36             22            13
   05/25/08         100            46             27             15             8
   05/25/09         100            37             20             10             4
   05/25/10         100            30             15              7             0
   05/25/11         100            24             11              3             0
   05/25/12         100            19              8              0             0
   05/25/13         100            16              6              0             0
   05/25/14         100            12              2              0             0
   05/25/15         100            10              0              0             0
   05/25/16         100             8              0              0             0
   05/25/17         100             6              0              0             0
   05/25/18         100             3              0              0             0
   05/25/19         100             0              0              0             0
   05/25/20         100             0              0              0             0
   05/25/21         100             0              0              0             0
   05/25/22         100             0              0              0             0
   05/25/23         100             0              0              0             0
   05/25/24         100             0              0              0             0
   05/25/25          89             0              0              0             0
   05/25/26          76             0              0              0             0
   05/25/27          61             0              0              0             0
   05/25/28          46             0              0              0             0
   05/25/29          32             0              0              0             0
   05/25/30          16             0              0              0             0
   05/25/31           0             0              0              0             0

 AVERAGE LIFE        26.74          7.84           5.88           4.88          4.43
 TO MATURITY
 (IN YEARS)
 AVERAGE LIFE TO     26.62          7.17           5.36           4.47          4.09
 CALL (IN YEARS)

TO MATURITY
-----------



        PERCENTAGE OF CLASS B-1 CERTIFICATE PRINCIPAL BALANCE OUTSTANDING

      DATES         PPC 0%        PPC 75%        PPC 100%      PPC 125%       PPC 150%
--------------- ------------- -------------- --------------- ------------- --------------
    Closing         100%          100%           100%           100%          100%
   05/25/02         100           100            100            100           100
   05/25/03         100           100            100            100           100
   05/25/04         100           100            100            100           100
   05/25/05         100            88             65             47            33
   05/25/06         100            71             49             32            20
   05/25/07         100            57             36             22             9
   05/25/08         100            46             27             13             3
   05/25/09         100            37             19              6             0
   05/25/10         100            30             12              1             0
   05/25/11         100            24              7              0             0
   05/25/12         100            18              3              0             0
   05/25/13         100            13              0              0             0
   05/25/14         100             9              0              0             0
   05/25/15         100             5              0              0             0
   05/25/16         100             2              0              0             0
   05/25/17         100             0              0              0             0
   05/25/18         100             0              0              0             0
   05/25/19         100             0              0              0             0
   05/25/20         100             0              0              0             0
   05/25/21         100             0              0              0             0
   05/25/22         100             0              0              0             0
   05/25/23         100             0              0              0             0
   05/25/24         100             0              0              0             0
   05/25/25          89             0              0              0             0
   05/25/26          76             0              0              0             0
   05/25/27          61             0              0              0             0
   05/25/28          46             0              0              0             0
   05/25/29          32             0              0              0             0
   05/25/30          13             0              0              0             0
   05/25/31           0             0              0              0             0

 AVERAGE LIFE        26.71          7.58           5.66           4.62          4.06
 TO MATURITY
 (IN YEARS)
 AVERAGE LIFE TO     26.62          7.17           5.35           4.38          3.86
 CALL (IN YEARS)

                  SCHEDULE OF AVAILABLE FUNDS AND SUPPLEMENTAL
                      INTEREST CAP RATES (CASH CAP)(1)(2)
                  --------------------------------------------


      DATE      CLASS A-1 CAP  CLASS A-2 CAP  CLASS M-1 CAP  CLASS M-2 CAP  CLASS B-1 CAP
--------------- -------------  -------------  -------------  -------------  -------------
                  ACTUAL/360    ACTUAL/360     ACTUAL/360     ACTUAL/360     ACTUAL/360

   6/25/2001         9.15%          8.42%         8.05%           8.05%         8.05%
   7/25/2001         9.77           8.99          8.58           8.58           8.58
   8/25/2001         9.47           8.71          8.31           8.31           8.31
   9/25/2001         9.48           8.73          8.31           8.31           8.31
   10/25/2001        9.81           9.03          8.58           8.58           8.58
   11/25/2001        9.50           8.75          8.31           8.31           8.31
   12/25/2001        9.84           9.05          8.59           8.59           8.59
   1/25/2002         9.53           8.78          8.31           8.31           8.31
   2/25/2002         9.55           8.79          8.31           8.31           8.31
   3/25/2002         10.59          9.75          9.20           9.20           9.20
   4/25/2002         9.58           8.82          8.31           8.31           8.31
   5/25/2002         9.91           9.13          8.59           8.59           8.59
   6/25/2002         9.61           8.85          8.31           8.31           8.31
   7/25/2002         9.95           9.17          8.59           8.59           8.59
   8/25/2002         9.65           8.89          8.31           8.31           8.31
   9/25/2002         9.67           8.91          8.31           8.31           8.31
   10/25/2002        10.01          9.23          8.59           8.59           8.59
   11/25/2002        9.71           8.95          8.31           8.31           8.31
   12/25/2002        10.06          9.27          8.59           8.59           8.59
   1/25/2003         9.76           9.00          8.31           8.31           8.31
   2/25/2003         9.78           9.02          8.31           8.31           8.31
   3/25/2003         10.86         10.02          9.20           9.20           9.20
   4/25/2003         9.83           9.07          8.31           8.31           8.31
   5/25/2003         11.00         10.48          9.70           9.70           9.70
   6/25/2003         10.86         10.22          9.39           9.39           9.39
   7/25/2003         11.27         10.60          9.70           9.70           9.70
   8/25/2003         11.10         10.34          9.39           9.39           9.39
   9/25/2003         11.14         10.38          9.39           9.39           9.39
   10/25/2003        11.55         10.76          9.70           9.70           9.70
   11/25/2003        11.91         11.57          10.63          10.63         10.63
   12/25/2003        12.56         12.07          10.99          10.99         10.99
   1/25/2004         12.22         11.73          10.63          10.63         10.63

1 Cash available to pay current and prior interest divided by the current bond balance

2 Run assuming base prepayment speed, no losses and a 1 month and 6 month Libor rate of 20%

                  SCHEDULE OF AVAILABLE FUNDS AND SUPPLEMENTAL
                      INTEREST CAP RATES (CASH CAP)(1)(2)
                  --------------------------------------------


      DATE      CLASS A-1 CAP  CLASS A-2 CAP  CLASS M-1 CAP  CLASS M-2 CAP  CLASS B-1 CAP
--------------- -------------  -------------  -------------  -------------  -------------
                  ACTUAL/360    ACTUAL/360     ACTUAL/360     ACTUAL/360     ACTUAL/360

   2/25/2004         12.43         11.84          10.63          10.63         10.63
   3/25/2004         13.35         12.71          11.36          11.36         11.36
   4/25/2004         12.54         11.95          10.63          10.63         10.63
   5/25/2004         13.70         13.52          12.27          12.27         12.27
   6/25/2004         13.53         13.23          11.87          11.87         11.87
   7/25/2004         13.81         13.48          12.26          12.26         12.26
   8/25/2004         13.50         13.08          11.87          11.87         11.87
   9/25/2004         13.47         13.04          11.87          11.87         11.87
   10/25/2004        13.88         13.44          12.26          12.26         12.26
   11/25/2004        14.10         14.09          13.11          13.11         13.11
   12/25/2004        14.78         14.64          13.54          13.54         13.54
   1/25/2005         14.32         14.17          13.10          13.10         13.10
   2/25/2005         14.48         14.23          13.10          13.10         13.10
   3/25/2005         16.04         15.75          14.51          14.51         14.51
   4/25/2005         14.48         14.22          13.10          13.10         13.10
   5/25/2005         15.46         15.55          14.37          14.37         14.37
   6/25/2005         15.04         15.04          13.99          13.99         13.99
   7/25/2005         15.56         15.55          14.46          14.46         14.46
   8/25/2005         15.16         15.08          13.99          13.99         13.99
   9/25/2005         15.17         15.08          13.99          13.99         13.99
   10/25/2005        15.67         15.59          14.46          14.46         14.46
   11/25/2005        15.13         15.16          14.07          14.07         14.07
   12/25/2005        15.63         15.66          14.54          14.54         14.54
   1/25/2006         15.13         15.16          14.07          14.07         14.07
   2/25/2006         15.12         15.15          14.07          14.07         14.07
   3/25/2006         16.75         16.78          15.57          15.57         15.57
   4/25/2006         15.12         15.15          14.07          14.07         14.07
   5/25/2006         15.63         15.66          14.53          14.53         14.53
   6/25/2006         15.12         15.15          14.06          14.06         14.06
   7/25/2006         15.62         15.65          14.53          14.53         14.53
   8/25/2006         15.12         15.15          14.06          14.06         14.06
   9/25/2006         15.12         15.15          14.06          14.06         14.06
   10/25/2006        15.62         15.65          14.52          14.52         14.52

1 Cash available to pay current and prior interest divided by the current bond balance

2 Run assuming base prepayment speed, no losses and a 1 month and 6 month Libor rate of 20%

                  SCHEDULE OF AVAILABLE FUNDS AND SUPPLEMENTAL
                      INTEREST CAP RATES (CASH CAP)(1)(2)
                  --------------------------------------------


      DATE      CLASS A-1 CAP  CLASS A-2 CAP  CLASS M-1 CAP  CLASS M-2 CAP  CLASS B-1 CAP
--------------- -------------  -------------  -------------  -------------  -------------
                  ACTUAL/360    ACTUAL/360     ACTUAL/360     ACTUAL/360     ACTUAL/360

   11/25/2006        15.11         15.14          14.05          14.05         14.05
   12/25/2006        15.61         15.65          14.52          14.52         14.52
   1/25/2007         15.11         15.14          14.05          14.05         14.05
   2/25/2007         15.11         15.14          14.05          14.05         14.05
   3/25/2007         16.72         16.76          15.55          15.55         15.55
   4/25/2007         15.10         15.14          14.05          14.05         14.05
   5/25/2007         15.61         15.64          14.51          14.51         14.51
   6/25/2007         15.10         15.13          14.04          14.04         14.04
   7/25/2007         15.60         15.64          14.51          14.51         14.51
   8/25/2007         15.10         15.13          14.04          14.04         14.04
   9/25/2007         15.09         15.13          14.04          14.04         14.04
   10/25/2007        15.60         15.63          14.50          14.50         14.50
   11/25/2007        15.09         15.13          14.03          14.03         14.03
   12/25/2007        15.59         15.63          14.50          14.50         14.50
   1/25/2008         15.09         15.13          14.03          14.03         14.03
   2/25/2008         15.09         15.12          14.03          14.03         14.03
   3/25/2008         16.13         16.17          15.00          15.00         15.00
   4/25/2008         15.08         15.12          14.03          14.03         14.03
   5/25/2008         15.58         15.62          14.49          14.49         14.49
   6/25/2008         15.08         15.12          14.02          14.02         14.02
   7/25/2008         15.58         15.62          14.49          14.49         14.49
   8/25/2008         15.08         15.12          14.02          14.02         14.02
   9/25/2008         15.08         15.12          14.02          14.02         14.02
   10/25/2008        15.58         15.62          14.48          14.48         14.48
   11/25/2008        15.07         15.11          14.02          14.02         14.02
   12/25/2008        15.57         15.62          14.48          14.48         14.48
   1/25/2009         15.07         15.11          14.01          14.01         14.01
   2/25/2009         15.07         15.11          14.01          14.01         14.01
   3/25/2009         16.68         16.73          15.51          15.51         15.51
   4/25/2009         15.09         15.13          14.01          14.01         14.01
   5/25/2009         15.62         15.66          14.47          14.47         14.47
   6/25/2009         15.14         15.18          14.01          14.01         14.01
   7/25/2009         15.67         15.72          14.47          14.47         14.47

1 Cash available to pay current and prior interest divided by the current bond balance

2 Run assuming base prepayment speed, no losses and a 1 month and 6 month Libor rate of 20%

                  SCHEDULE OF AVAILABLE FUNDS AND SUPPLEMENTAL
                      INTEREST CAP RATES (CASH CAP)(1)(2)
                  --------------------------------------------


      DATE      CLASS A-1 CAP  CLASS A-2 CAP  CLASS M-1 CAP  CLASS M-2 CAP  CLASS B-1 CAP
--------------- -------------  -------------  -------------  -------------  -------------
                  ACTUAL/360    ACTUAL/360     ACTUAL/360     ACTUAL/360     ACTUAL/360

   8/25/2009         15.19         15.24          14.00          14.00         14.00
   9/25/2009         15.22         15.26          14.00          14.00         14.00
   10/25/2009        15.76         15.80          14.47          14.47         14.47
   11/25/2009        15.28         15.32          14.00          14.00         14.00
   12/25/2009        15.82         15.86          14.46          14.46         14.46
   1/25/2010         15.34         15.38          14.00          14.00         14.00
   2/25/2010         15.37         15.41          14.00          14.00         14.00
   3/25/2010         17.05         17.10          15.49          15.49         15.49
   4/25/2010         15.43         15.48          13.99          13.99         13.99
   5/25/2010         15.98         16.03          14.46          14.46         14.46
   6/25/2010         15.50         15.55          13.99          13.99         13.99
   7/25/2010         16.06         16.10          14.46          14.46         14.46
   8/25/2010         15.57         15.62          13.99          13.99         13.99
   9/25/2010         15.61         15.66          13.99          13.99         13.99
   10/25/2010        16.17         16.22          14.45          14.45         14.45
   11/25/2010        15.69         15.74          13.98          13.98         13.98
   12/25/2010        16.25         16.30          14.45          14.45         14.45
   1/25/2011         15.77         15.82          13.98          13.98         13.98
   2/25/2011         15.81         15.86          13.98          13.98         13.98
   3/25/2011         17.56         17.61          15.48          15.48         15.48
   4/25/2011         15.90         15.95          13.98          13.98         13.98
   5/25/2011         16.48         16.53          14.44          14.44         14.44
   6/25/2011         16.00         16.04          13.98          13.98         13.98
   7/25/2011         16.58         16.63          14.44          14.44         14.44
   8/25/2011         16.09         16.14          13.97          13.97         13.97
   9/25/2011         16.14         16.19          13.97          13.97         13.97
   10/25/2011        16.74         16.79          14.44          14.44         14.44
   11/25/2011        16.25         16.30          13.97          13.97         13.97
   12/25/2011        16.85         16.90          14.44          14.44         14.44
   1/25/2012         16.36         16.41          13.97          13.97         13.97
   2/25/2012         16.42         16.47          13.97          13.97         13.97
   3/25/2012         17.61         17.67          14.93          14.93         14.93
   4/25/2012         16.54         16.59          13.97          13.97         13.97

1 Cash available to pay current and prior interest divided by the current bond balance

2 Run assuming base prepayment speed, no losses and a 1 month and 6 month Libor rate of 20%

                  SCHEDULE OF AVAILABLE FUNDS AND SUPPLEMENTAL
                      INTEREST CAP RATES (CASH CAP)(1)(2)
                  --------------------------------------------


      DATE      CLASS A-1 CAP  CLASS A-2 CAP  CLASS M-1 CAP  CLASS M-2 CAP  CLASS B-1 CAP
--------------- -------------  -------------  -------------  -------------  -------------
                  ACTUAL/360    ACTUAL/360     ACTUAL/360     ACTUAL/360     ACTUAL/360

   5/25/2012         17.15         17.20          14.43          14.43         14.43
   6/25/2012         16.66         16.71          13.96          13.96         13.96
   7/25/2012         17.29         17.34          14.43          14.43         14.43
   8/25/2012         16.80         16.85          13.96          13.96         13.96
   9/25/2012         16.87         16.91          13.96          13.96         13.96
   10/25/2012        17.50         17.55          14.43          14.43         14.43
   11/25/2012        17.01         17.06          13.96          13.96         13.96
   12/25/2012        17.65         17.70          14.42          14.42         14.42
   1/25/2013         17.16         17.21          13.96          13.96         13.96
   2/25/2013         17.24         17.29          13.96          13.96         13.96
   3/25/2013         19.17         19.23          15.45          15.45         15.45
   4/25/2013         17.40         17.45          13.96          13.96         13.96
   5/25/2013         18.07         18.12          14.42          14.42         14.42
   6/25/2013         17.57         17.62          13.95          13.95         13.95
   7/25/2013         18.25         18.30          14.42          14.42         14.42
   8/25/2013         17.75         17.80          13.95          13.95         13.95
   9/25/2013         17.85         17.89          13.95          13.95           -
   10/25/2013        18.54         18.59          14.42          14.42           -
   11/25/2013        18.04         18.09          13.95          13.95           -
   12/25/2013        18.75         18.79          14.42          14.42           -
   1/25/2014         18.25         18.29          13.95          13.95           -
   2/25/2014         18.35         18.40          13.95          13.95           -
   3/25/2014         20.44         20.49          15.44          15.44           -
   4/25/2014         18.57         18.62          13.95          13.95           -
   5/25/2014         19.31         19.36          14.41          14.41           -
   6/25/2014         18.81         18.85          13.95          13.95           -
   7/25/2014         19.56         19.60          14.41          14.41           -
   8/25/2014         19.05         19.10          13.95          13.95           -
   9/25/2014         19.18         19.22          13.95          13.95           -
   10/25/2014        19.95         20.00          14.41          14.41           -
   11/25/2014        19.44         19.49          13.95          13.95           -
   12/25/2014        20.23         20.28          14.41          14.41           -
   1/25/2015         19.72         19.77          13.94          13.94           -

1 Cash available to pay current and prior interest divided by the current bond balance

2 Run assuming base prepayment speed, no losses and a 1 month and 6 month Libor rate of 20%

                  SCHEDULE OF AVAILABLE FUNDS AND SUPPLEMENTAL
                      INTEREST CAP RATES (CASH CAP)(1)(2)
                  --------------------------------------------


      DATE      CLASS A-1 CAP  CLASS A-2 CAP  CLASS M-1 CAP  CLASS M-2 CAP  CLASS B-1 CAP
--------------- -------------  -------------  -------------  -------------  -------------
                  ACTUAL/360    ACTUAL/360     ACTUAL/360     ACTUAL/360     ACTUAL/360

   2/25/2015         19.87         19.91          13.94          13.94           -
   3/25/2015         22.16         22.21          15.44          15.44           -
   4/25/2015         20.17         20.21          13.94          13.94           -
   5/25/2015         21.00         21.05          14.41          14.41           -
   6/25/2015         20.49         20.53          13.94            -             -
   7/25/2015         21.34         21.38          14.41            -             -
   8/25/2015         20.82         20.86          13.94            -             -
   9/25/2015         21.00         21.04          13.94            -             -
   10/25/2015        21.88         21.92          14.41            -             -
   11/25/2015        21.36         21.40          13.94            -             -
   12/25/2015        22.26         22.30          14.41            -             -
   1/25/2016         21.74         21.78          13.94            -             -
   2/25/2016         21.94         21.97          13.94            -             -
   3/25/2016         23.67         23.71          14.90            -             -
   4/25/2016         22.35         22.39          13.94            -             -
   5/25/2016         23.32         23.35          14.41            -             -
   6/25/2016         22.79         22.82          13.94            -             -
   7/25/2016         23.78         23.81          14.41            -             -
   8/25/2016         23.25         23.28          13.94            -             -
   9/25/2016         23.65         23.68            -              -             -
   10/25/2016        24.88         24.91            -              -             -
   11/25/2016        24.54         24.57            -              -             -
   12/25/2016        25.86         25.89            -              -             -
   1/25/2017         25.55         25.58            -              -             -
   2/25/2017         26.11         26.14            -              -             -
   3/25/2017         29.58         29.61            -              -             -
   4/25/2017         27.36         27.39            -              -             -
   5/25/2017         29.00         29.02            -              -             -
   6/25/2017         28.82         28.84            -              -             -
   7/25/2017         30.63         30.65            -              -             -
   8/25/2017         30.53         30.55            -              -             -
   9/25/2017         31.50         31.52            -              -             -
   10/25/2017        33.66           -              -              -             -

1 Cash available to pay current and prior interest divided by the current bond balance

2 Run assuming base prepayment speed, no losses and a 1 month and 6 month Libor rate of 20%

                  SCHEDULE OF AVAILABLE FUNDS AND SUPPLEMENTAL
                      INTEREST CAP RATES (CASH CAP)(1)(2)
                  --------------------------------------------


      DATE      CLASS A-1 CAP  CLASS A-2 CAP  CLASS M-1 CAP  CLASS M-2 CAP  CLASS B-1 CAP
--------------- -------------  -------------  -------------  -------------  -------------
                  ACTUAL/360    ACTUAL/360     ACTUAL/360     ACTUAL/360     ACTUAL/360

   11/25/2017        33.75           -             -              -              -
   12/25/2017        36.22           -             -              -              -
   1/25/2018         36.49           -             -              -              -
   2/25/2018         38.10           -             -              -              -
   3/25/2018         44.19           -             -              -              -
   4/25/2018         41.96           -             -              -              -
   5/25/2018         45.78           -             -              -              -
   6/25/2018         46.99           -             -              -              -
   7/25/2018         51.79           -             -              -              -
   8/25/2018         53.80           -             -              -              -
   9/25/2018         58.20           -             -              -              -
   10/25/2018        65.65           -             -              -              -
   11/25/2018        70.14           -             -              -              -
   12/25/2018        81.15           -             -              -              -
   1/25/2019         89.56           -             -              -              -
   2/25/2019        104.66           -             -              -              -
   3/25/2019        140.17           -             -              -              -
   4/25/2019        161.41           -             -              -              -
   5/25/2019        232.53           -             -              -              -
   6/25/2019        378.39           -             -              -              -
   7/25/2019       1,307.24          -             -              -              -

1 Cash available to pay current and prior interest divided by the current bond balance

2 Run assuming base prepayment speed, no losses and a 1 month and 6 month Libor rate of 20%

Morgan Stanley Dean Witter Captial I 2001-NC1         MORGAN STANLEY DEAN WITTER
                                                                   2,222 records
Loans in Securitization; GROUP I                            Balance: 257,490,838
================================================================================

--------------------------------------------------------------------------------
Summary Statistics
--------------------------------------------------------------------------------
Number of Mortgage Loans: 2,222
Aggregate Principal Balance: 257,490,838.
Weighted Average Current Mortgage Rate: 9.879
Weighted Average Margin: 6.580
Weighted Average Maximum Rate: 16.796
Weighted Average Months to Roll: 24
Weighted Average Original Term: 352
Weighted Average Stated Remaining Term: 351
Weighted Average Original LTV: 77.18
% Owner Occupied: 90.55
% Purchase: 18.52
% Full Doc: 62.72
Weighted Average Credit Score: 581


------------------------------------------------------------------------------------------------------------------------------------
                                                                                                    % of                        % of
                                                                                                Mortgage          % of      Mortgage
                                                 % of                                            Pool by      Mortgage       Pool by
                                             Mortgage                                          Aggregate       Pool by     Aggregate
                                              Pool by                                            Cut-off     Aggregate       Cut-off
                                 Aggregate  Aggregate  Weighted                                     Date       Cut-off          Date
                       Number      Cut-off    Cut-off   Average  Weighted   Weighted  Weighted Principal          Date     Principal
                           of         Date       Date     Gross   Average    Average   Average   Balance     Principal       Balance
                     Mortgage    Principal  Principal  Interest  Original  Remaining  Original are Owner       Balance      are Full
Product Types           Loans      Balance    Balance      Rate      Term       Term       LTV  Occupied are Purchases Documentation
------------------------------------------------------------------------------------------------------------------------------------
Fixed - 10 Year            27    1,115,658       0.43    10.443       120        119     58.60     93.31          7.42         64.53
Fixed - 15 Year            96    5,521,333       2.14    10.528       180        179     71.38     94.66          2.11         67.62
Fixed - 20 Year            63    5,097,274       1.98    10.378       240        239     74.45     99.37          0.00         81.94
Fixed - 25 Year             8      596,935       0.23     9.854       300        299     81.25    100.00          0.00         82.66
Fixed - 30 Year           433   43,892,057      17.05    10.083       360        359     74.01     84.23          7.70         64.41
ARM - 2 Year/6 Month    1,499  191,832,530      74.50     9.783       360        359     78.27     91.27         22.61         61.00
ARM - 3 Year/6 Month       96    9,435,051       3.66    10.164       360        359     76.50     97.19          7.92         74.99
------------------------------------------------------------------------------------------------------------------------------------
Total:                  2,222  257,490,838     100.00     9.879       352        351     77.18     90.55         18.52         62.72
------------------------------------------------------------------------------------------------------------------------------------

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a
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We recommend that such investors obtain the advice of their Morgan Stanley,
Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                    % of                        % of
                                                                                                Mortgage          % of      Mortgage
                                                 % of                                            Pool by      Mortgage       Pool by
                                             Mortgage                                          Aggregate       Pool by     Aggregate
                                              Pool by                                            Cut-off     Aggregate       Cut-off
                                 Aggregate  Aggregate  Weighted                                     Date       Cut-off          Date
                       Number      Cut-off    Cut-off   Average  Weighted   Weighted  Weighted Principal          Date     Principal
                           of         Date       Date     Gross   Average    Average   Average   Balance     Principal       Balance
Range of Gross       Mortgage    Principal  Principal  Interest  Original  Remaining  Original are Owner       Balance      are Full
Interest Rates (%)      Loans      Balance    Balance      Rate      Term       Term       LTV  Occupied are Purchases Documentation
------------------------------------------------------------------------------------------------------------------------------------
<= 7.999                  102   18,120,969       7.04     7.611       358        357     70.44     92.97          4.60         68.78
8.000 - 8.999             357   52,499,087      20.39     8.702       356        355     76.37     90.10         14.25         65.39
9.000 - 9.999             678   83,566,714      32.45     9.623       353        352     78.70     91.09         20.52         62.01
10.000 - 10.999           581   59,882,593      23.26    10.520       350        349     79.35     90.02         22.24         62.78
11.000 - 11.999           333   30,910,410      12.00    11.478       348        347     76.71     88.68         23.83         53.42
12.000 - 12.999           114    8,848,207       3.44    12.396       346        345     72.63     92.97         15.97         68.67
13.000 - 13.999            39    2,591,873       1.01    13.496       349        348     66.78     87.79          5.45         71.89
14.000 - 14.999            17    1,018,491       0.40    14.369       330        329     67.16    100.00          0.00         76.75
15.000 - 15.999             1       52,492       0.02    15.000       360        359     70.00    100.00          0.00        100.00
------------------------------------------------------------------------------------------------------------------------------------
Total:                  2,222  257,490,838     100.00     9.879       352        351     77.18     90.55         18.52         62.72
------------------------------------------------------------------------------------------------------------------------------------
Minimum: 6.500
Maximum: 15.000
Weighted Average: 9.879
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                    % of                        % of
                                                                                                Mortgage          % of      Mortgage
                                                 % of                                            Pool by      Mortgage       Pool by
                                             Mortgage                                          Aggregate       Pool by     Aggregate
                                              Pool by                                            Cut-off     Aggregate       Cut-off
                                 Aggregate  Aggregate  Weighted                                     Date       Cut-off          Date
                       Number      Cut-off    Cut-off   Average  Weighted   Weighted  Weighted Principal          Date     Principal
Range of Cut-off           of         Date       Date     Gross   Average    Average   Average   Balance     Principal       Balance
Date Principal       Mortgage    Principal  Principal  Interest  Original  Remaining  Original are Owner       Balance      are Full
Balances ($)            Loans      Balance    Balance      Rate      Term       Term       LTV  Occupied are Purchases Documentation
------------------------------------------------------------------------------------------------------------------------------------
<= 0                        2            0       0.00     0.000         0          0      0.00      0.00          0.00          0.00
1 - 25,000                 19      453,714       0.18    11.082       239        238     44.47     83.50          0.00         78.21
25,001 - 50,000           281   11,278,434       4.38    10.952       310        309     66.98     81.70         13.18         70.54
50,001 - 75,000           449   28,010,999      10.88    10.573       341        340     74.07     88.18         16.36         74.79
75,001 - 100,000          333   29,036,816      11.28    10.250       351        350     77.33     90.92         19.02         69.67
100,001 - 125,000         297   33,540,852      13.03    10.077       356        355     79.21     89.88         18.87         61.03
125,001 - 150,000         253   34,833,411      13.53     9.893       355        354     77.90     92.16         18.52         64.69
150,001 - 175,000         173   28,128,089      10.92     9.617       358        357     78.59     93.63         16.24         63.83
175,001 - 200,000         139   26,175,286      10.17     9.420       359        358     78.58     92.57         18.64         61.02
200,001 - 225,000         104   22,101,470       8.58     9.504       354        353     78.94     92.32         17.34         53.69
225,001 - 250,000          83   19,725,339       7.66     9.403       359        357     77.34     91.57         20.50         51.72
250,001 - 275,000          78   20,576,346       7.99     9.367       360        359     77.22     93.52         22.92         60.25
275,001 - 300,000           1      281,119       0.11     9.750       360        359     75.00      0.00          0.00          0.00
300,001 - 325,000           3      915,732       0.36     8.834       360        359     82.04    100.00         66.82         66.36
325,001 - 350,000           5    1,676,083       0.65     9.066       360        359     77.46     39.58         40.16          0.00
350,001 - 375,000           1      359,782       0.14     8.500       360        359     68.57    100.00          0.00          0.00
375,001 - 400,000           1      397,366       0.15    11.240       360        359     75.00      0.00          0.00          0.00
------------------------------------------------------------------------------------------------------------------------------------
Total:                  2,222  257,490,838     100.00     9.879       352        351     77.18     90.55         18.52         62.72
------------------------------------------------------------------------------------------------------------------------------------
Minimum: 0
Maximum: 397,366
Average: 115,882
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                    % of                        % of
                                                                                                Mortgage          % of      Mortgage
                                                 % of                                            Pool by      Mortgage       Pool by
                                             Mortgage                                          Aggregate       Pool by     Aggregate
                                              Pool by                                            Cut-off     Aggregate       Cut-off
                                 Aggregate  Aggregate  Weighted                                     Date       Cut-off          Date
                       Number      Cut-off    Cut-off   Average  Weighted   Weighted  Weighted Principal          Date     Principal
                           of         Date       Date     Gross   Average    Average   Average   Balance     Principal       Balance
Range of             Mortgage    Principal  Principal  Interest  Original  Remaining  Original are Owner       Balance      are Full
Original Terms          Loans      Balance    Balance      Rate      Term       Term       LTV  Occupied are Purchases Documentation
------------------------------------------------------------------------------------------------------------------------------------
120                        27    1,115,658       0.43    10.443       120        119     58.60     93.31          7.42         64.53
180                       100    5,843,572       2.27    10.516       180        179     71.63     94.96          1.99         65.85
240                        63    5,097,274       1.98    10.378       240        239     74.45     99.37          0.00         81.94
300                         8      596,935       0.23     9.854       300        299     81.25    100.00          0.00         82.66
360                     2,024  244,837,399      95.09     9.851       360        359     77.44     90.23         19.40         62.19
------------------------------------------------------------------------------------------------------------------------------------
Total:                  2,222  257,490,838     100.00     9.879       352        351     77.18     90.55         18.52         62.72
------------------------------------------------------------------------------------------------------------------------------------
Minimum: 120
Maximum: 360
Weighted Average: 352
------------------------------------------------------------------------------------------------------------------------------------



------------------------------------------------------------------------------------------------------------------------------------
                                                                                                    % of                        % of
                                                                                                Mortgage          % of      Mortgage
                                                 % of                                            Pool by      Mortgage       Pool by
                                             Mortgage                                          Aggregate       Pool by     Aggregate
                                              Pool by                                            Cut-off     Aggregate       Cut-off
                                 Aggregate  Aggregate  Weighted                                     Date       Cut-off          Date
                       Number      Cut-off    Cut-off   Average  Weighted   Weighted  Weighted Principal          Date     Principal
                           of         Date       Date     Gross   Average    Average   Average   Balance     Principal       Balance
Range of             Mortgage    Principal  Principal  Interest  Original  Remaining  Original are Owner       Balance      are Full
Remaining Terms         Loans      Balance    Balance      Rate      Term       Term       LTV  Occupied are Purchases Documentation
------------------------------------------------------------------------------------------------------------------------------------
109 - 120                  27    1,115,658       0.43    10.443       120        119     58.60     93.31          7.42         64.53
169 - 180                 100    5,843,572       2.27    10.516       180        179     71.63     94.96          1.99         65.85
229 - 240                  63    5,097,274       1.98    10.378       240        239     74.45     99.37          0.00         81.94
289 - 300                   8      596,935       0.23     9.854       300        299     81.25    100.00          0.00         82.66
349 - 360               2,024  244,837,399      95.09     9.851       360        359     77.44     90.23         19.40         62.19
------------------------------------------------------------------------------------------------------------------------------------
Total:                  2,222  257,490,838     100.00     9.879       352        351     77.18     90.55         18.52         62.72
------------------------------------------------------------------------------------------------------------------------------------
Minimum: 119
Maximum: 360
Weighted Average: 351
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                    % of                        % of
                                                                                                Mortgage          % of      Mortgage
                                                 % of                                            Pool by      Mortgage       Pool by
                                             Mortgage                                          Aggregate       Pool by     Aggregate
                                              Pool by                                            Cut-off     Aggregate       Cut-off
                                 Aggregate  Aggregate  Weighted                                     Date       Cut-off          Date
                       Number      Cut-off    Cut-off   Average  Weighted   Weighted  Weighted Principal          Date     Principal
                           of         Date       Date     Gross   Average    Average   Average   Balance     Principal       Balance
                     Mortgage    Principal  Principal  Interest  Original  Remaining  Original are Owner       Balance      are Full
Range of LTV Ratios     Loans      Balance    Balance      Rate      Term       Term       LTV  Occupied are Purchases Documentation
------------------------------------------------------------------------------------------------------------------------------------
<= 40.00                   61    3,460,642       1.34     9.712       333        332     31.34     87.21          3.44         66.67
40.01 - 50.00              59    4,498,303       1.75     9.623       337        336     46.28     93.52          0.00         70.29
50.01 - 60.00             127   12,618,382       4.90     9.719       345        344     56.57     84.40          3.72         50.72
60.01 - 70.00             348   38,449,517      14.93     9.957       349        348     67.09     87.45          6.10         65.04
70.01 - 80.00             918  107,427,891      41.72     9.789       353        352     78.03     88.29         17.61         58.72
80.01 - 90.00             709   91,036,104      35.36     9.994       356        355     86.57     95.37         28.39         67.59
------------------------------------------------------------------------------------------------------------------------------------
Total:                  2,222  257,490,838     100.00     9.879       352        351     77.18     90.55         18.52         62.72
------------------------------------------------------------------------------------------------------------------------------------
Minimum: 8.06
Maximum: 90.00
Weighted Average by Current Balance: 77.18
------------------------------------------------------------------------------------------------------------------------------------



------------------------------------------------------------------------------------------------------------------------------------
                                                                                                    % of                        % of
                                                                                                Mortgage          % of      Mortgage
                                                 % of                                            Pool by      Mortgage       Pool by
                                             Mortgage                                          Aggregate       Pool by     Aggregate
                                              Pool by                                            Cut-off     Aggregate       Cut-off
                                 Aggregate  Aggregate  Weighted                                     Date       Cut-off          Date
                       Number      Cut-off    Cut-off   Average  Weighted   Weighted  Weighted Principal          Date     Principal
                           of         Date       Date     Gross   Average    Average   Average   Balance     Principal       Balance
Range of Gross       Mortgage    Principal  Principal  Interest  Original  Remaining  Original are Owner       Balance      are Full
Margins (%)             Loans      Balance    Balance      Rate      Term       Term       LTV  Occupied are Purchases Documentation
------------------------------------------------------------------------------------------------------------------------------------
<=5.000                     1      258,273       0.10     9.490       360        359     80.00    100.00          0.00          0.00
5.001 - 5.500               3      627,036       0.24     9.096       360        359     89.58    100.00         40.96         73.95
5.501 - 6.000              77    9,650,770       3.75     9.734       357        356     81.31     92.08         13.85         63.05
6.001 - 6.500             634   84,556,849      32.84     9.333       360        359     80.30     87.61         25.31         53.83
6.501 - 7.000             731   90,768,041      35.25     9.967       360        359     77.36     94.69         21.81         66.06
7.001 - 7.500             147   15,138,095       5.88    11.504       360        359     68.93     93.78          7.70         78.71
7.501 - 8.000               1      158,309       0.06     8.750       360        359     80.00    100.00        100.00        100.00
>9.000                      1      110,208       0.04    10.750       360        359     75.00    100.00          0.00          0.00
------------------------------------------------------------------------------------------------------------------------------------
Total:                  2,222  257,490,838     100.00     9.879       352        351     77.18     90.55         18.52         62.72
------------------------------------------------------------------------------------------------------------------------------------
Non-Zero Minimum: 4.380
Maximum: 10.500
Non-Zero Weighted Average: 6.580
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                    % of                        % of
                                                                                                Mortgage          % of      Mortgage
                                                 % of                                            Pool by      Mortgage       Pool by
                                             Mortgage                                          Aggregate       Pool by     Aggregate
                                              Pool by                                            Cut-off     Aggregate       Cut-off
                                 Aggregate  Aggregate  Weighted                                     Date       Cut-off          Date
                       Number      Cut-off    Cut-off   Average  Weighted   Weighted  Weighted Principal          Date     Principal
                           of         Date       Date     Gross   Average    Average   Average   Balance     Principal       Balance
Range of Maximum     Mortgage    Principal  Principal  Interest  Original  Remaining  Original are Owner       Balance      are Full
Loan Rates (%)          Loans      Balance    Balance      Rate      Term       Term       LTV  Occupied are Purchases Documentation
------------------------------------------------------------------------------------------------------------------------------------
Fixed Rate Loans          627   56,223,257      21.84    10.158       326        325     73.57     86.98          6.37         66.51
<=15.000                   89   15,766,617       6.12     7.643       360        359     70.82     89.25          5.02         66.15
15.001 - 15.500            81   13,466,985       5.23     8.418       360        359     74.44     91.43         11.23         71.97
15.501 - 16.000           211   31,008,312      12.04     8.885       359        358     78.58     91.71         21.12         61.95
16.001 - 16.500           198   27,101,671      10.53     9.356       360        359     79.37     91.60         21.79         61.91
16.501 - 17.000           336   42,125,118      16.36     9.853       360        359     80.84     92.12         25.23         58.24
17.001 - 17.500           211   25,271,071       9.81    10.352       360        359     81.52     94.10         29.36         58.93
17.501 - 18.000           177   18,823,204       7.31    10.842       360        359     78.84     90.87         25.73         60.06
18.001 - 18.500           129   13,258,530       5.15    11.323       358        357     78.12     87.84         35.55         54.10
18.501 - 19.000            72    7,409,540       2.88    11.829       360        359     76.16     91.57         20.12         61.48
19.001 - 19.500            32    2,836,140       1.10    12.327       360        359     69.46     96.66          4.53         76.38
19.501 - 20.000            23    1,569,723       0.61    12.784       360        359     70.66     86.16          5.43         79.28
>20.000                    36    2,630,670       1.02    13.768       360        359     65.58     91.20          1.78         80.55
------------------------------------------------------------------------------------------------------------------------------------
Total:                  2,222  257,490,838     100.00     9.879       352        351     77.18     90.55         18.52         62.72
------------------------------------------------------------------------------------------------------------------------------------
Non-Zero Minimum: 13.500
Maximum: 22.000
Non-Zero Weighted Average: 16.796
------------------------------------------------------------------------------------------------------------------------------------



------------------------------------------------------------------------------------------------------------------------------------
                                                                                                    % of                        % of
                                                                                                Mortgage          % of      Mortgage
                                                 % of                                            Pool by      Mortgage       Pool by
                                             Mortgage                                          Aggregate       Pool by     Aggregate
                                              Pool by                                            Cut-off     Aggregate       Cut-off
                                 Aggregate  Aggregate  Weighted                                     Date       Cut-off          Date
                       Number      Cut-off    Cut-off   Average  Weighted   Weighted  Weighted Principal          Date     Principal
                           of         Date       Date     Gross   Average    Average   Average   Balance     Principal       Balance
Next Rate            Mortgage    Principal  Principal  Interest  Original  Remaining  Original are Owner       Balance      are Full
Adjustment Dates        Loans      Balance    Balance      Rate      Term       Term       LTV  Occupied are Purchases Documentation
------------------------------------------------------------------------------------------------------------------------------------
0                         627   56,223,257      21.84    10.158       326        325     73.57     86.98          6.37         66.51
2003-03-01                 56    7,134,897       2.77     9.998       360        358     79.43     93.44         26.60         63.33
2003-04-01              1,435  183,887,459      71.42     9.777       360        359     78.24     91.21         22.50         60.84
2003-05-01                  8      810,175       0.31     9.309       360        360     76.13     87.33         12.67         76.46
2004-03-01                  6      668,643       0.26    10.776       360        358     71.25    100.00          0.00         69.51
2004-04-01                 90    8,766,408       3.40    10.117       360        359     76.90     96.98          8.52         75.41
------------------------------------------------------------------------------------------------------------------------------------
Total:                  2,222  257,490,838     100.00     9.879       352        351     77.18     90.55         18.52         62.72
------------------------------------------------------------------------------------------------------------------------------------
Non-Zero Minimum: 2003-03-01
Maximum: 2004-04-01
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                    % of                        % of
                                                                                                Mortgage          % of      Mortgage
                                                 % of                                            Pool by      Mortgage       Pool by
                                             Mortgage                                          Aggregate       Pool by     Aggregate
                                              Pool by                                            Cut-off     Aggregate       Cut-off
                                 Aggregate  Aggregate  Weighted                                     Date       Cut-off          Date
Geographic             Number      Cut-off    Cut-off   Average  Weighted   Weighted  Weighted Principal          Date     Principal
Distribution of            of         Date       Date     Gross   Average    Average   Average   Balance     Principal       Balance
Mortgaged            Mortgage    Principal  Principal  Interest  Original  Remaining  Original are Owner       Balance      are Full
Properties              Loans      Balance    Balance      Rate      Term       Term       LTV  Occupied are Purchases Documentation
------------------------------------------------------------------------------------------------------------------------------------
California                577   94,784,495      36.81     9.237       358        357     77.08     90.96         17.24         64.51
Illinois                  165   19,865,254       7.71    10.492       352        351     75.97     88.28         15.58         61.54
Florida                   197   18,029,356       7.00    10.106       348        347     78.59     87.16         31.26         48.02
Texas                     227   15,559,380       6.04    10.973       318        317     74.38     95.02         10.21         70.20
Michigan                  135   12,240,147       4.75    10.356       359        358     78.06     91.82         13.66         71.67
Colorado                   86   11,788,658       4.58     9.753       359        358     78.61     95.07         10.28         61.73
Massachusetts              70   11,062,314       4.30     9.848       360        359     74.22     81.56         30.11         54.12
Arizona                    63    5,944,351       2.31    10.061       357        356     78.90     82.67         15.75         62.75
Minnesota                  49    5,934,455       2.30    10.073       357        356     78.16     95.32         10.80         62.32
Georgia                    59    5,735,819       2.23    10.413       351        349     77.20     85.30         29.50         50.73
Ohio                       65    5,085,473       1.98    10.141       347        346     78.09     91.74         17.64         78.29
Washington                 36    4,637,547       1.80     9.784       355        354     74.59     92.53         12.97         68.46
Nevada                     34    4,144,041       1.61     9.828       357        356     80.83     97.32         39.88         67.30
Alabama                    43    3,312,437       1.29    10.502       351        350     79.94     85.45         25.47         62.16
Wisconsin                  30    3,029,432       1.18    10.264       357        356     82.95     92.82         32.03         68.43
Other                     386   36,337,678      14.11    10.275       346        345     77.35     91.76         18.13         60.79
------------------------------------------------------------------------------------------------------------------------------------
Total:                  2,222  257,490,838     100.00     9.879       352        351     77.18     90.55         18.52         62.72
------------------------------------------------------------------------------------------------------------------------------------
Number of States/District of Columbia Represented: 48
------------------------------------------------------------------------------------------------------------------------------------



------------------------------------------------------------------------------------------------------------------------------------
                                                                                                    % of                        % of
                                                                                                Mortgage          % of      Mortgage
                                                 % of                                            Pool by      Mortgage       Pool by
                                             Mortgage                                          Aggregate       Pool by     Aggregate
                                              Pool by                                            Cut-off     Aggregate       Cut-off
                                 Aggregate  Aggregate  Weighted                                     Date       Cut-off          Date
                       Number      Cut-off    Cut-off   Average  Weighted   Weighted  Weighted Principal          Date     Principal
                           of         Date       Date     Gross   Average    Average   Average   Balance     Principal       Balance
                     Mortgage    Principal  Principal  Interest  Original  Remaining  Original are Owner       Balance      are Full
Occupancy               Loans      Balance    Balance      Rate      Term       Term       LTV  Occupied are Purchases Documentation
------------------------------------------------------------------------------------------------------------------------------------
Primary                 1,987  233,163,415      90.55     9.875       352        351     77.50    100.00         18.47         65.14
Investment                226   23,604,082       9.17     9.908       357        356     74.29      0.00         19.08         39.74
Second Home                 9      723,341       0.28    10.213       360        359     69.44      0.00         18.69         32.43
------------------------------------------------------------------------------------------------------------------------------------
Total:                  2,222  257,490,838     100.00     9.879       352        351     77.18     90.55         18.52         62.72
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                    % of                        % of
                                                                                                Mortgage          % of      Mortgage
                                                 % of                                            Pool by      Mortgage       Pool by
                                             Mortgage                                          Aggregate       Pool by     Aggregate
                                              Pool by                                            Cut-off     Aggregate       Cut-off
                                 Aggregate  Aggregate  Weighted                                     Date       Cut-off          Date
                       Number      Cut-off    Cut-off   Average  Weighted   Weighted  Weighted Principal          Date     Principal
                           of         Date       Date     Gross   Average    Average   Average   Balance     Principal       Balance
                     Mortgage    Principal  Principal  Interest  Original  Remaining  Original are Owner       Balance      are Full
Property Type           Loans      Balance    Balance      Rate      Term       Term       LTV  Occupied are Purchases Documentation
------------------------------------------------------------------------------------------------------------------------------------
Single Family
 Residence              1,780  197,403,523      76.66     9.908       351        350     77.08     94.01         15.66         65.15
PUD                       173   25,009,684       9.71     9.919       356        355     80.09     93.80         33.85         58.07
2-4 Family                137   20,270,038       7.87     9.816       357        356     75.84     57.55         20.15         47.23
Condo                     106   12,823,543       4.98     9.453       358        357     76.00     81.76         29.95         55.69
Manufactured
 Housing-Double Wide       24    1,823,619       0.71     9.905       338        337     70.98    100.00         21.96         81.75
Manufactured Housing        2      160,431       0.06    10.165       360        359     75.00    100.00          0.00        100.00
------------------------------------------------------------------------------------------------------------------------------------
Total:                  2,222  257,490,838     100.00     9.879       352        351     77.18     90.55         18.52         62.72
------------------------------------------------------------------------------------------------------------------------------------



------------------------------------------------------------------------------------------------------------------------------------
                                                                                                    % of                        % of
                                                                                                Mortgage          % of      Mortgage
                                                 % of                                            Pool by      Mortgage       Pool by
                                             Mortgage                                          Aggregate       Pool by     Aggregate
                                              Pool by                                            Cut-off     Aggregate       Cut-off
                                 Aggregate  Aggregate  Weighted                                     Date       Cut-off          Date
                       Number      Cut-off    Cut-off   Average  Weighted   Weighted  Weighted Principal          Date     Principal
                           of         Date       Date     Gross   Average    Average   Average   Balance     Principal       Balance
                     Mortgage    Principal  Principal  Interest  Original  Remaining  Original are Owner       Balance      are Full
Loan Purpose            Loans      Balance    Balance      Rate      Term       Term       LTV  Occupied are Purchases Documentation
------------------------------------------------------------------------------------------------------------------------------------
Refinance - Cashout     1,435  162,932,573      63.28     9.797       349        348     75.47     90.67          0.00         63.50
Purchase                  389   47,696,050      18.52    10.070       359        358     82.60     90.27        100.00         53.66
Refinance - Rate Term     398   46,862,215      18.20     9.971       356        355     77.60     90.43          0.00         69.23
------------------------------------------------------------------------------------------------------------------------------------
Total:                  2,222  257,490,838     100.00     9.879       352        351     77.18     90.55         18.52         62.72
------------------------------------------------------------------------------------------------------------------------------------



------------------------------------------------------------------------------------------------------------------------------------
                                                                                                    % of                        % of
                                                                                                Mortgage          % of      Mortgage
                                                 % of                                            Pool by      Mortgage       Pool by
                                             Mortgage                                          Aggregate       Pool by     Aggregate
                                              Pool by                                            Cut-off     Aggregate       Cut-off
                                 Aggregate  Aggregate  Weighted                                     Date       Cut-off          Date
                       Number      Cut-off    Cut-off   Average  Weighted   Weighted  Weighted Principal          Date     Principal
                           of         Date       Date     Gross   Average    Average   Average   Balance     Principal       Balance
                     Mortgage    Principal  Principal  Interest  Original  Remaining  Original are Owner       Balance      are Full
Documentation Level     Loans      Balance    Balance      Rate      Term       Term       LTV  Occupied are Purchases Documentation
------------------------------------------------------------------------------------------------------------------------------------
Full                    1,474  161,493,559      62.72     9.834       351        350     77.40     94.05         15.85        100.00
Stated Documentation      607   76,191,113      29.59    10.066       353        352     76.10     85.93         23.46          0.00
Limited                   141   19,806,166       7.69     9.530       357        356     79.53     79.84         21.35          0.00
------------------------------------------------------------------------------------------------------------------------------------
Total:                  2,222  257,490,838     100.00     9.879       352        351     77.18     90.55         18.52         62.72
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                    % of                        % of
                                                                                                Mortgage          % of      Mortgage
                                                 % of                                            Pool by      Mortgage       Pool by
                                             Mortgage                                          Aggregate       Pool by     Aggregate
                                              Pool by                                            Cut-off     Aggregate       Cut-off
                                 Aggregate  Aggregate  Weighted                                     Date       Cut-off          Date
                       Number      Cut-off    Cut-off   Average  Weighted   Weighted  Weighted Principal          Date     Principal
                           of         Date       Date     Gross   Average    Average   Average   Balance     Principal       Balance
                     Mortgage    Principal  Principal  Interest  Original  Remaining  Original are Owner       Balance      are Full
Credit Score            Loans      Balance    Balance      Rate      Term       Term       LTV  Occupied are Purchases Documentation
------------------------------------------------------------------------------------------------------------------------------------
NA                          2      164,453       0.06    12.135       360         359    50.90    100.00          0.00         23.10
Below 500                   9      900,410       0.35    11.070       360         359    68.68    100.00          5.83         82.51
500 - 525                 330   35,119,373      13.64    10.373       356         355    74.46     95.97         12.10         75.30
526 - 550                 465   49,563,035      19.25    10.308       353         352    75.89     94.61         12.61         72.17
551 - 575                 424   48,967,050      19.02     9.939       352         351    76.32     91.70         17.76         66.64
576 - 600                 329   41,507,824      16.12     9.632       355         354    79.41     92.48         21.80         64.43
601 - 625                 277   32,240,576      12.52     9.529       349         348    78.34     86.40         19.98         54.85
626 - 650                 164   20,586,768       8.00     9.608       348         347    81.38     89.86         24.25         46.71
651 - 675                 117   15,037,420       5.84     9.383       352         351    77.40     77.98         34.56         45.50
676 - 700                  56    6,609,665       2.57     9.403       343         341    75.84     84.43         18.11         48.13
701 - 725                  27    4,033,910       1.57     9.099       353         352    76.83     62.87         21.85         16.24
726 - 750                  12    1,544,001       0.60     9.930       355         354    81.12     78.18         23.70         13.02
751 - 775                   5      621,158       0.24     7.727       360         359    69.85     72.00         39.51         92.28
776 - 800                   5      595,197       0.23     8.451       360         358    81.00     59.89         13.70         62.12
------------------------------------------------------------------------------------------------------------------------------------
Total:                  2,222  257,490,838     100.00     9.879       352         351    77.18     90.55         18.52         62.72
------------------------------------------------------------------------------------------------------------------------------------
Minimum: 456
Maximum: 796
Weighted Average: 581
------------------------------------------------------------------------------------------------------------------------------------

MORGAN STANLEY DEAN WITTER CAPTIAL I 2001-NC1         MORGAN STANLEY DEAN WITTER
                                                                     165 records
GROUP II                                                     Balance: 59,056,255
================================================================================

--------------------------------------------------------------------------------
Summary Statistics
--------------------------------------------------------------------------------
Number of Mortgage Loans: 165
Aggregate Principal Balance: 59,056,255.
Weighted Average Current Mortgage Rate: 9.104
Weighted Average Margin: 6.468
Weighted Average Maximum Rate: 16.083
Weighted Average Months to Roll: 24
Weighted Average Original Term: 359
Weighted Average Stated Remaining Term: 358
Weighted Average Original LTV: 77.47
% Owner Occupied: 97.02
% Purchase: 17.36
% Full Doc: 48.81
Weighted Average Credit Score: 588
--------------------------------------------------------------------------------



------------------------------------------------------------------------------------------------------------------------------------

                                                                                                    % of                        % of
                                                                                                Mortgage          % of      Mortgage
                                                 % of                                            Pool by      Mortgage       Pool by
                                             Mortgage                                          Aggregate       Pool by     Aggregate
                                              Pool by                                            Cut-off     Aggregate       Cut-off
                                 Aggregate  Aggregate  Weighted                                     Date       Cut-off          Date
                       Number      Cut-off    Cut-off   Average  Weighted   Weighted  Weighted Principal          Date     Principal
                           of         Date       Date     Gross   Average    Average   Average   Balance     Principal       Balance
                     Mortgage    Principal  Principal  Interest  Original  Remaining  Original are Owner       Balance      are Full
Product Types           Loans      Balance    Balance      Rate      Term       Term       LTV  Occupied are Purchases Documentation
------------------------------------------------------------------------------------------------------------------------------------
Fixed - 15 Year             1      349,155       0.59     9.990       180        179     42.17    100.00          0.00          0.00
Fixed - 30 Year            19    6,541,284      11.08     9.134       360        359     75.64    100.00          4.24         50.40
ARM - 2 Year/6 Month      135   48,468,876      82.07     9.096       360        359     78.00     96.37         20.58         47.48
ARM - 3 Year/6 Month       10    3,696,940       6.26     9.069       360        359     77.04    100.00          0.00         68.03
------------------------------------------------------------------------------------------------------------------------------------
Total:                    165   59,056,255     100.00     9.104       359        358     77.47     97.02         17.36         48.81
------------------------------------------------------------------------------------------------------------------------------------



This information is being delivered to a specific number of prospective
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This material is based on information that Morgan Stanley & Co. Incorporated
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FUTURES AUTHORITY.

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                    % of                        % of
                                                                                                Mortgage          % of      Mortgage
                                                 % of                                            Pool by      Mortgage       Pool by
                                             Mortgage                                          Aggregate       Pool by     Aggregate
                                              Pool by                                            Cut-off     Aggregate       Cut-off
                                 Aggregate  Aggregate  Weighted                                     Date       Cut-off          Date
                       Number      Cut-off    Cut-off   Average  Weighted   Weighted  Weighted Principal          Date     Principal
                           of         Date       Date     Gross   Average    Average   Average   Balance     Principal       Balance
Range of Gross       Mortgage    Principal  Principal  Interest  Original  Remaining  Original are Owner       Balance      are Full
Interest Rates (%)      Loans      Balance    Balance      Rate      Term       Term       LTV  Occupied are Purchases Documentation
------------------------------------------------------------------------------------------------------------------------------------
<= 7.999                   25    9,368,056      15.86     7.670       360        359     68.09    100.00         11.28         76.45
8.000 - 8.999              64   22,878,207      38.74     8.652       360        359     76.88     95.34         13.12         37.72
9.000 - 9.999              53   18,397,534      31.15     9.576       357        356     81.28     96.24         22.02         53.15
10.000 - 10.999            16    5,788,267       9.80    10.496       360        359     82.03    100.00         18.09         35.61
11.000 - 11.999             6    2,183,997       3.70    11.589       360        359     81.06    100.00         50.11         34.44
12.000 - 12.999             1      440,193       0.75    12.750       360        359     69.89    100.00          0.00        100.00
------------------------------------------------------------------------------------------------------------------------------------
Total:                    165   59,056,255     100.00     9.104       359        358     77.47     97.02         17.36         48.81
------------------------------------------------------------------------------------------------------------------------------------
Minimum: 6.250
Maximum: 12.750
Weighted Average: 9.104
------------------------------------------------------------------------------------------------------------------------------------



------------------------------------------------------------------------------------------------------------------------------------
                                                                                                    % of                        % of
                                                                                                Mortgage          % of      Mortgage
                                                 % of                                            Pool by      Mortgage       Pool by
                                             Mortgage                                          Aggregate       Pool by     Aggregate
                                              Pool by                                            Cut-off     Aggregate       Cut-off
                                 Aggregate  Aggregate  Weighted                                     Date       Cut-off          Date
                       Number      Cut-off    Cut-off   Average  Weighted   Weighted  Weighted Principal          Date     Principal
Range of Cut-off           of         Date       Date     Gross   Average    Average   Average   Balance     Principal       Balance
Date Principal       Mortgage    Principal  Principal  Interest  Original  Remaining  Original are Owner       Balance      are Full
Balances ($)            Loans      Balance    Balance      Rate      Term       Term       LTV  Occupied are Purchases Documentation
------------------------------------------------------------------------------------------------------------------------------------
275,001 - 300,000          41   11,919,461      20.18     9.208       360        359     81.49    100.00         19.41         53.45
300,001 - 325,000          20    6,260,654      10.60     8.967       360        359     83.94    100.00         20.05         55.38
325,001 - 350,000          29    9,882,950      16.73     9.250       354        353     74.62     93.15         13.62         41.27
350,001 - 375,000          22    7,946,489      13.46     8.820       360        359     79.29     86.39         31.64         40.85
375,001 - 400,000          18    6,998,184      11.85     9.138       360        359     78.83    100.00         27.65         61.21
400,001 >=                 35   16,048,516      27.17     9.116       360        359     72.21    100.00          5.53         45.98
------------------------------------------------------------------------------------------------------------------------------------
Total:                    165   59,056,255     100.00     9.104       359        358     77.47     97.02         17.36         48.81
------------------------------------------------------------------------------------------------------------------------------------
Minimum: 276,099
Maximum: 599,597
Average: 357,917
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                    % of                        % of
                                                                                                Mortgage          % of      Mortgage
                                                 % of                                            Pool by      Mortgage       Pool by
                                             Mortgage                                          Aggregate       Pool by     Aggregate
                                              Pool by                                            Cut-off     Aggregate       Cut-off
                                 Aggregate  Aggregate  Weighted                                     Date       Cut-off          Date
                       Number      Cut-off    Cut-off   Average  Weighted   Weighted  Weighted Principal          Date     Principal
                           of         Date       Date     Gross   Average    Average   Average   Balance     Principal       Balance
Range of             Mortgage    Principal  Principal  Interest  Original  Remaining  Original are Owner       Balance      are Full
Original Terms          Loans      Balance    Balance      Rate      Term       Term       LTV  Occupied are Purchases Documentation
------------------------------------------------------------------------------------------------------------------------------------
180                         1      349,155       0.59     9.990       180        179     42.17    100.00          0.00          0.00
360                       164   58,707,100      99.41     9.099       360        359     77.68     97.00         17.46         49.10
------------------------------------------------------------------------------------------------------------------------------------
Total:                    165   59,056,255     100.00     9.104       359        358     77.47     97.02         17.36         48.81
------------------------------------------------------------------------------------------------------------------------------------
Minimum: 180
Maximum: 360
Weighted Average: 359
------------------------------------------------------------------------------------------------------------------------------------



------------------------------------------------------------------------------------------------------------------------------------
                                                                                                    % of                        % of
                                                                                                Mortgage          % of      Mortgage
                                                 % of                                            Pool by      Mortgage       Pool by
                                             Mortgage                                          Aggregate       Pool by     Aggregate
                                              Pool by                                            Cut-off     Aggregate       Cut-off
                                 Aggregate  Aggregate  Weighted                                     Date       Cut-off          Date
                       Number      Cut-off    Cut-off   Average  Weighted   Weighted  Weighted Principal          Date     Principal
                           of         Date       Date     Gross   Average    Average   Average   Balance     Principal       Balance
Range of             Mortgage    Principal  Principal  Interest  Original  Remaining  Original are Owner       Balance      are Full
Remaining Terms         Loans      Balance    Balance      Rate      Term       Term       LTV  Occupied are Purchases Documentation
------------------------------------------------------------------------------------------------------------------------------------
169 - 180                   1      349,155       0.59     9.990       180        179     42.17    100.00          0.00          0.00
349 - 360                 164   58,707,100      99.41     9.099       360        359     77.68     97.00         17.46         49.10
------------------------------------------------------------------------------------------------------------------------------------
Total:                    165   59,056,255     100.00     9.104       359        358     77.47     97.02         17.36         48.81
------------------------------------------------------------------------------------------------------------------------------------
Minimum: 179
Maximum: 360
Weighted Average: 358
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                    % of                        % of
                                                                                                Mortgage          % of      Mortgage
                                                 % of                                            Pool by      Mortgage       Pool by
                                             Mortgage                                          Aggregate       Pool by     Aggregate
                                              Pool by                                            Cut-off     Aggregate       Cut-off
                                 Aggregate  Aggregate  Weighted                                     Date       Cut-off          Date
                       Number      Cut-off    Cut-off   Average  Weighted   Weighted  Weighted Principal          Date     Principal
                           of         Date       Date     Gross   Average    Average   Average   Balance     Principal       Balance
                     Mortgage    Principal  Principal  Interest  Original  Remaining  Original are Owner       Balance      are Full
Range of LTV Ratios     Loans      Balance    Balance      Rate      Term       Term       LTV  Occupied are Purchases Documentation
------------------------------------------------------------------------------------------------------------------------------------
<= 40.00                    2    1,014,225       1.72     7.361       360        359     27.05    100.00          0.00        100.00
40.01 - 50.00               2      678,974       1.15     9.504       267        266     44.92    100.00          0.00         48.58
50.01 - 60.00               6    2,227,159       3.77     8.548       360        359     56.87     84.52          0.00         45.03
60.01 - 70.00              28   11,119,527      18.83     8.818       360        359     67.02     96.67          7.84         28.61
70.01 - 80.00              55   19,614,985      33.21     9.051       360        359     77.98     94.68         14.96         52.09
80.01 - 90.00              72   24,401,384      41.32     9.389       360        359     86.70    100.00         26.41         53.60
------------------------------------------------------------------------------------------------------------------------------------
Total:                    165   59,056,255     100.00     9.104       359        358     77.47     97.02         17.36         48.81
------------------------------------------------------------------------------------------------------------------------------------
Minimum: 16.67
Maximum: 90.00
Weighted Average by Current Balance: 77.47
------------------------------------------------------------------------------------------------------------------------------------



------------------------------------------------------------------------------------------------------------------------------------
                                                                                                    % of                        % of
                                                                                                Mortgage          % of      Mortgage
                                                 % of                                            Pool by      Mortgage       Pool by
                                             Mortgage                                          Aggregate       Pool by     Aggregate
                                              Pool by                                            Cut-off     Aggregate       Cut-off
                                 Aggregate  Aggregate  Weighted                                     Date       Cut-off          Date
                       Number      Cut-off    Cut-off   Average  Weighted   Weighted  Weighted Principal          Date     Principal
                           of         Date       Date     Gross   Average    Average   Average   Balance     Principal       Balance
Range of Gross       Mortgage    Principal  Principal  Interest  Original  Remaining  Original are Owner       Balance      are Full
Margins (%)             Loans      Balance    Balance      Rate      Term       Term       LTV  Occupied are Purchases Documentation
------------------------------------------------------------------------------------------------------------------------------------
Fixed Rate Loans           20    6,890,438      11.67     9.177       351        350     73.95    100.00          4.03         47.85
<=5.000                     1      378,064       0.64     9.500       360        359     85.00    100.00          0.00          0.00
5.501 - 6.000               6    2,127,218       3.60     9.322       360        359     79.13    100.00         34.86         83.93
6.001 - 6.500              83   29,583,246      50.09     8.874       360        359     80.79     95.18         25.59         44.64
6.501 - 7.000              50   18,321,848      31.02     9.253       360        359     74.02     98.19          9.08         51.72
7.001 - 7.500               5    1,755,442       2.97    10.787       360        359     67.62    100.00          0.00         60.45
------------------------------------------------------------------------------------------------------------------------------------
Total:                    165   59,056,255     100.00     9.104       359        358     77.47     97.02         17.36         48.81
------------------------------------------------------------------------------------------------------------------------------------
Non-Zero Minimum: 4.870
Maximum: 7.250
Non-Zero Weighted Average: 6.468
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                    % of                        % of
                                                                                                Mortgage          % of      Mortgage
                                                 % of                                            Pool by      Mortgage       Pool by
                                             Mortgage                                          Aggregate       Pool by     Aggregate
                                              Pool by                                            Cut-off     Aggregate       Cut-off
                                 Aggregate  Aggregate  Weighted                                     Date       Cut-off          Date
                       Number      Cut-off    Cut-off   Average  Weighted   Weighted  Weighted Principal          Date     Principal
                           of         Date       Date     Gross   Average    Average   Average   Balance     Principal       Balance
Range of Maximum     Mortgage    Principal  Principal  Interest  Original  Remaining  Original are Owner       Balance      are Full
Loan Rates (%)          Loans      Balance    Balance      Rate      Term       Term       LTV  Occupied are Purchases Documentation
------------------------------------------------------------------------------------------------------------------------------------
Fixed Rate Loans           20    6,890,438      11.67     9.177       351        350     73.95    100.00          4.03         47.85
<=15.000                   23    8,430,157      14.27     7.652       360        359     69.45    100.00         16.80         81.15
15.001 - 15.500            22    8,531,622      14.45     8.393       360        359     74.37     91.54          9.68         28.96
15.501 - 16.000            37   12,748,958      21.59     8.878       360        359     78.60     97.30         14.24         43.34
16.001 - 16.500            26    9,196,571      15.57     9.418       360        359     84.98     96.09         22.86         54.58
16.501 - 17.000            18    6,169,064      10.45     9.823       360        359     78.85     94.62         32.95         39.18
17.001 - 17.500             7    2,714,327       4.60    10.315       360        359     82.53    100.00         12.69         47.77
17.501 - 18.000             5    1,750,927       2.96    10.829       360        359     81.97    100.00         19.53         43.67
18.001 - 18.500             3    1,004,466       1.70    11.320       360        359     82.09    100.00         70.89         29.11
18.501 - 19.000             3    1,179,532       2.00    11.819       360        359     80.19    100.00         32.41         38.99
19.501 - 20.000             1      440,193       0.75    12.750       360        359     69.89    100.00          0.00        100.00
------------------------------------------------------------------------------------------------------------------------------------
Total:                    165   59,056,255     100.00     9.104       359        358     77.47     97.02         17.36         48.81
------------------------------------------------------------------------------------------------------------------------------------
Non-Zero Minimum: 13.250
Maximum: 19.750
Non-Zero Weighted Average: 16.083
------------------------------------------------------------------------------------------------------------------------------------



------------------------------------------------------------------------------------------------------------------------------------
                                                                                                    % of                        % of
                                                                                                Mortgage          % of      Mortgage
                                                 % of                                            Pool by      Mortgage       Pool by
                                             Mortgage                                          Aggregate       Pool by     Aggregate
                                              Pool by                                            Cut-off     Aggregate       Cut-off
                                 Aggregate  Aggregate  Weighted                                     Date       Cut-off          Date
                       Number      Cut-off    Cut-off   Average  Weighted   Weighted  Weighted Principal          Date     Principal
                           of         Date       Date     Gross   Average    Average   Average   Balance     Principal       Balance
Next Rate            Mortgage    Principal  Principal  Interest  Original  Remaining  Original are Owner       Balance      are Full
Adjustment Dates        Loans      Balance    Balance      Rate      Term       Term       LTV  Occupied are Purchases Documentation
------------------------------------------------------------------------------------------------------------------------------------
0                          20    6,890,438      11.67     9.177       351        350     73.95    100.00          4.03         47.85
2003-03-01                  2      678,388       1.15    10.222       360        358     84.98    100.00         56.35         43.65
2003-04-01                133   47,790,488      80.92     9.080       360        359     77.90     96.32         20.07         47.53
2004-03-01                  1      485,289       0.82     8.750       360        358     79.00    100.00          0.00        100.00
2004-04-01                  9    3,211,651       5.44     9.117       360        359     76.74    100.00          0.00         63.20
------------------------------------------------------------------------------------------------------------------------------------
Total:                    165   59,056,255     100.00     9.104       359        358     77.47     97.02         17.36         48.81
------------------------------------------------------------------------------------------------------------------------------------
Non-Zero Minimum: 2003-03-01
Maximum: 2004-04-01
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                    % of                        % of
                                                                                                Mortgage          % of      Mortgage
                                                 % of                                            Pool by      Mortgage       Pool by
                                             Mortgage                                          Aggregate       Pool by     Aggregate
                                              Pool by                                            Cut-off     Aggregate       Cut-off
                                 Aggregate  Aggregate  Weighted                                     Date       Cut-off          Date
Geographic             Number      Cut-off    Cut-off   Average  Weighted   Weighted  Weighted Principal          Date     Principal
Distribution of            of         Date       Date     Gross   Average    Average   Average   Balance     Principal       Balance
Mortgaged            Mortgage    Principal  Principal  Interest  Original  Remaining  Original are Owner       Balance      are Full
Properties              Loans      Balance    Balance      Rate      Term       Term       LTV  Occupied are Purchases Documentation
------------------------------------------------------------------------------------------------------------------------------------
California                114   40,650,281      68.83     8.854       360        359     76.77     95.67         16.17         47.43
Illinois                    7    2,792,887       4.73    10.192       337        336     75.66    100.00         25.93         45.61
Florida                     6    2,247,965       3.81     9.651       360        359     83.00    100.00         44.10         37.30
Colorado                    5    1,957,856       3.32     9.193       360        359     82.19    100.00         42.55         57.45
Georgia                     6    1,919,185       3.25    10.240       360        359     77.61    100.00          0.00         37.32
Arizona                     3    1,263,487       2.14     9.375       360        359     83.04    100.00         61.08         30.39
Washington                  3    1,159,202       1.96     9.927       360        359     81.54    100.00         31.01        100.00
New Jersey                  3      963,057       1.63     9.415       360        359     83.28    100.00          0.00         64.45
Massachusetts               3      933,576       1.58     8.874       360        359     73.41    100.00          0.00         30.72
Connecticut                 2      654,464       1.11     9.787       360        360     71.68    100.00          0.00         55.01
Virginia                    2      581,545       0.98     9.602       360        359     85.00    100.00          0.00        100.00
Maine                       2      575,682       0.97     9.000       360        359     83.61    100.00          0.00         50.00
Louisiana                   1      449,828       0.76    10.690       360        359     82.57    100.00          0.00        100.00
Nevada                      1      449,666       0.76     7.500       360        359     16.67    100.00          0.00        100.00
Minnesota                   1      429,070       0.73    10.250       360        359     85.00    100.00          0.00        100.00
Other                       6    2,028,504       3.43     9.597       360        359     85.15    100.00          0.00         28.74
------------------------------------------------------------------------------------------------------------------------------------
Total:                    165   59,056,255     100.00     9.104       359        358     77.47     97.02         17.36         48.81
------------------------------------------------------------------------------------------------------------------------------------
Number of States/District of Columbia Represented: 21
------------------------------------------------------------------------------------------------------------------------------------



------------------------------------------------------------------------------------------------------------------------------------
                                                                                                    % of                        % of
                                                                                                Mortgage          % of      Mortgage
                                                 % of                                            Pool by      Mortgage       Pool by
                                             Mortgage                                          Aggregate       Pool by     Aggregate
                                              Pool by                                            Cut-off     Aggregate       Cut-off
                                 Aggregate  Aggregate  Weighted                                     Date       Cut-off          Date
                       Number      Cut-off    Cut-off   Average  Weighted   Weighted  Weighted Principal          Date     Principal
                           of         Date       Date     Gross   Average    Average   Average   Balance     Principal       Balance
                     Mortgage    Principal  Principal  Interest  Original  Remaining  Original are Owner       Balance      are Full
Occupancy               Loans      Balance    Balance      Rate      Term       Term       LTV  Occupied are Purchases Documentation
------------------------------------------------------------------------------------------------------------------------------------
Primary                   160   57,297,744      97.02     9.110       359        358     77.69    100.00         17.31         50.31
Investment                  5    1,758,511       2.98     8.901       360        359     70.31      0.00         18.87          0.00
------------------------------------------------------------------------------------------------------------------------------------
Total:                    165   59,056,255     100.00     9.104       359        358     77.47     97.02         17.36         48.81
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                    % of                        % of
                                                                                                Mortgage          % of      Mortgage
                                                 % of                                            Pool by      Mortgage       Pool by
                                             Mortgage                                          Aggregate       Pool by     Aggregate
                                              Pool by                                            Cut-off     Aggregate       Cut-off
                                 Aggregate  Aggregate  Weighted                                     Date       Cut-off          Date
                       Number      Cut-off    Cut-off   Average  Weighted   Weighted  Weighted Principal          Date     Principal
                           of         Date       Date     Gross   Average    Average   Average   Balance     Principal       Balance
                     Mortgage    Principal  Principal  Interest  Original  Remaining  Original are Owner       Balance      are Full
Property Type           Loans      Balance    Balance      Rate      Term       Term       LTV  Occupied are Purchases Documentation
------------------------------------------------------------------------------------------------------------------------------------
Single Family
  Residence               129   45,900,427      77.72     9.040       360        359     77.50     96.97         15.85         51.58
PUD                        26    9,470,973      16.04     9.466       353        352     78.55    100.00         24.88         50.29
Condo                       7    2,339,787       3.96     9.121       360        359     75.62     84.20         26.54         16.57
2-4 Family                  3    1,345,068       2.28     8.707       360        359     71.73    100.00          0.00          0.00
------------------------------------------------------------------------------------------------------------------------------------
Total:                    165   59,056,255     100.00     9.104       359        358     77.47     97.02         17.36         48.81
------------------------------------------------------------------------------------------------------------------------------------



------------------------------------------------------------------------------------------------------------------------------------
                                                                                                    % of                        % of
                                                                                                Mortgage          % of      Mortgage
                                                 % of                                            Pool by      Mortgage       Pool by
                                             Mortgage                                          Aggregate       Pool by     Aggregate
                                              Pool by                                            Cut-off     Aggregate       Cut-off
                                 Aggregate  Aggregate  Weighted                                     Date       Cut-off          Date
                       Number      Cut-off    Cut-off   Average  Weighted   Weighted  Weighted Principal          Date     Principal
                           of         Date       Date     Gross   Average    Average   Average   Balance     Principal       Balance
                     Mortgage    Principal  Principal  Interest  Original  Remaining  Original are Owner       Balance      are Full
Loan Purpose            Loans      Balance    Balance      Rate      Term       Term       LTV  Occupied are Purchases Documentation
------------------------------------------------------------------------------------------------------------------------------------
Refinance - Cashout       118   43,025,478      72.86     9.028       359        358     75.47     96.68          0.00         54.21
Purchase                   30   10,251,472      17.36     9.428       360        359     83.45     96.76        100.00         33.59
Refinance - Rate Term      17    5,779,305       9.79     9.091       360        359     81.75    100.00          0.00         35.62
------------------------------------------------------------------------------------------------------------------------------------
Total:                    165   59,056,255     100.00     9.104       359        358     77.47     97.02         17.36         48.81
------------------------------------------------------------------------------------------------------------------------------------



------------------------------------------------------------------------------------------------------------------------------------
                                                                                                    % of                        % of
                                                                                                Mortgage          % of      Mortgage
                                                 % of                                            Pool by      Mortgage       Pool by
                                             Mortgage                                          Aggregate       Pool by     Aggregate
                                              Pool by                                            Cut-off     Aggregate       Cut-off
                                 Aggregate  Aggregate  Weighted                                     Date       Cut-off          Date
                       Number      Cut-off    Cut-off   Average  Weighted   Weighted  Weighted Principal          Date     Principal
                           of         Date       Date     Gross   Average    Average   Average   Balance     Principal       Balance
                     Mortgage    Principal  Principal  Interest  Original  Remaining  Original are Owner       Balance      are Full
Documentation Level     Loans      Balance    Balance      Rate      Term       Term       LTV  Occupied are Purchases Documentation
------------------------------------------------------------------------------------------------------------------------------------
Full                       81   28,824,993      48.81     8.954       360        359     78.18    100.00         11.95        100.00
Stated Documentation       68   24,594,826      41.65     9.382       357        356     76.85     92.85         25.16          0.00
Limited                    16    5,636,435       9.54     8.658       360        359     76.53    100.00         10.99          0.00
------------------------------------------------------------------------------------------------------------------------------------
Total:                    165   59,056,255     100.00     9.104       359        358     77.47     97.02         17.36         48.81
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                    % of                        % of
                                                                                                Mortgage          % of      Mortgage
                                                 % of                                            Pool by      Mortgage       Pool by
                                             Mortgage                                          Aggregate       Pool by     Aggregate
                                              Pool by                                            Cut-off     Aggregate       Cut-off
                                 Aggregate  Aggregate  Weighted                                     Date       Cut-off          Date
                       Number      Cut-off    Cut-off   Average  Weighted   Weighted  Weighted Principal          Date     Principal
                           of         Date       Date     Gross   Average    Average   Average   Balance     Principal       Balance
                     Mortgage    Principal  Principal  Interest  Original  Remaining  Original are Owner       Balance      are Full
Credit Score            Loans      Balance    Balance      Rate      Term       Term       LTV  Occupied are Purchases Documentation
------------------------------------------------------------------------------------------------------------------------------------
Below 500                   1      279,489       0.47     8.750       360        359     85.00    100.00          0.00        100.00
500 - 525                  16    5,550,327       9.40     9.486       360        359     73.98    100.00          0.00         61.20
526 - 550                  24    8,621,507      14.60     9.113       360        359     69.75    100.00          8.81         72.05
551 - 575                  31   11,178,106      18.93     9.184       360        359     78.96    100.00         22.35         61.79
576 - 600                  32   12,236,204      20.72     9.030       360        359     77.91    100.00          7.98         39.50
601 - 625                  23    8,324,822      14.10     8.701       360        359     79.46     95.77         12.68         41.19
626 - 650                  18    6,121,753      10.37     9.118       360        359     82.19     88.49         27.41         33.02
651 - 675                   6    1,978,341       3.35     9.388       360        359     87.12    100.00         65.26         34.15
676 - 700                   9    3,010,228       5.10     9.391       339        338     74.66     88.98         43.44         23.71
701 - 725                   4    1,398,353       2.37     8.822       360        359     78.22     73.56         23.44          0.00
726 - 750                   1      357,124       0.60     9.490       360        359     90.00    100.00        100.00        100.00
------------------------------------------------------------------------------------------------------------------------------------
Total:                    165   59,056,255     100.00     9.104       359        358     77.47     97.02         17.36         48.81
------------------------------------------------------------------------------------------------------------------------------------
Minimum: 426
Maximum: 745
Weighted Average: 588
------------------------------------------------------------------------------------------------------------------------------------